As filed with the Securities and Exchange Commission on February 25, 2011
================================================================================
                                                    1933 Act File No. 333-______
                                                     1940 Act File No. 811-22528



                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-2

(Check appropriate box or boxes)


[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No. _
[ ]  Post-Effective Amendment No. _

and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]  Amendment No. ___


                     First Trust Energy Infrastructure Fund
         Exact Name of Registrant as Specified in Declaration of Trust


           120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)


                                 (630) 765-8000
               Registrant's Telephone Number, including Area Code


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service


                          Copies of Communications to:

                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                            Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

---------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [   ] when declared effective pursuant to section 8(c)
---------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================

------------------------ ---------------------- --------------------- ---------------------- ---------------------
                                                  Proposed Maximum      Proposed Maximum
  Title of Securities        Amount Being          Offering Price      Aggregate Offering           Amount of
   Being Registered           Registered              Per Unit              Price(1)            Registration Fee
------------------------ ---------------------- --------------------- ---------------------- ---------------------
 Common Shares, $0.01
       par value                 1,000                 $20.00                $20,000                 $2.32
------------------------ ---------------------- --------------------- ---------------------- ---------------------

(1)      Estimated solely for the purpose of determining the registration fee.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED FEBRUARY 25, 2011

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.



PROSPECTUS
----------
                                            SHARES

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND

                                 COMMON SHARES
                                $20.00 PER SHARE

                          ----------------------------

     The Fund. First Trust Energy Infrastructure Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

     Investment Objective. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund will seek to achieve this objective by investing primarily in securities of companies engaged in the energy infrastructure sector, principally including publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian royalty trusts and income trusts and their successor companies (collectively, "Canadian Income Equities"), pipeline companies, utilities and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related fee-for-services for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively, "Energy Infrastructure Companies").

     Investment Strategy. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) (including assets obtained through leverage) in securities of Energy Infrastructure Companies. The Fund expects to invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts and other equity interests in Energy Infrastructure Companies. Additionally, the Fund may invest up to 10% of its Managed Assets in debt securities of Energy Infrastructure Companies. The Fund may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its Managed Assets in equity or debt securities of MLPs. The Fund may invest up to 15% of its Managed Assets in unregistered or otherwise restricted securities of Energy Infrastructure Companies. The Fund will not invest more than 15% of its total assets in any single issuer. The Fund will not invest directly in commodities. To generate additional income, the Fund may write (or sell) covered call options on up to 30% of the common stock held in the Fund's portfolio.

     No Prior History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES OF BENEFICIAL INTEREST ("COMMON SHARES") HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE ("NAV"). THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD OF TIME AFTER COMPLETION OF THE PUBLIC OFFERING.

     The Fund intends to apply to list the Common Shares on the Exchange. The
trading or ticker symbol of the Common Shares is expected to be "   ."

     Investment Advisor and Sub-Advisor. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") will be the Fund's investment advisor and Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") will be the Fund's sub-advisor. See "Management of the Fund" in this prospectus and "Investment Advisor" and "Sub-Advisor" in the Fund's Statement of Additional Information (the "SAI"). (continued on the following page)

     INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISKS, INCLUDING THOSE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 29 OF THIS PROSPECTUS.

                          ----------------------------

                                                          PER SHARE    TOTAL (1)
                                                          ---------    -----
    Public offering price...............................   $20.00      $
    Sales load (2)......................................    $0.90      $
    Estimated offering costs (3)........................    $0.04      $
    Proceeds, after expenses, to the Fund...............   $19.06      $

(notes on following page)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Common Shares will be ready for delivery on or about       , 2011.


                          ----------------------------


                          ----------------------------

              The date of this prospectus is           , 2011.

     (continued from previous page)

   Leverage. The Fund currently intends to seek to enhance the level of its current distributions through the use of leverage. The Fund may utilize leverage through borrowings and/or through the issuance of commercial paper, notes or preferred shares of beneficial interest ("Preferred Shares") (collectively, "leverage") in an aggregate amount up to 33 1/3% of the Fund's Managed Assets after such borrowings and/or issuance. The Fund initially anticipates that it will utilize leverage, through borrowings, in an aggregate amount of approximately 25% to 30% of the Fund's Managed Assets. The cost associated with any issuance and use of leverage will be borne by the holders of the Common Shares ("Common Shareholders"). Through the use of leverage, the Fund will seek to obtain a higher return for the Common Shareholders than if the Fund did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Leverage Program-Effects of Leverage," "Risks--Leverage Risk" and "Description of Shares."

   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI, dated , 2011, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 56 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling
(800) 988-5891; by writing to the Fund at 120 East Liberty Drive, Wheaton, Illinois 60187; or from the Fund's website (http://www.ftportfolios.com). You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

   The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)

     (1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See "Underwriting."

     (2) The Advisor and Sub-Advisor (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee, or additional compensation in connection with the offering. See "Underwriting."

     (3) Total expenses of the offering of the Common Shares of the Fund paid by the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses) are estimated to be $ , which represents 0.20% (or $0.04 per common share) of the Fund's aggregate offering price. The Advisor and Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described above) that exceed 0.20% (or $0.04 per common share) of the Fund's aggregate offering price.

                               TABLE OF CONTENTS



                                                                                   Page

Prospectus Summary...................................................................1
Summary of Fund Expenses............................................................19
The Fund............................................................................20
Use of Proceeds.....................................................................20
The Fund's Investments..............................................................20
Leverage Program....................................................................27
Risks...............................................................................29
Management of the Fund..............................................................41
Net Asset Value.....................................................................43
Distributions.......................................................................44
Dividend Reinvestment Plan..........................................................44
Description of Shares...............................................................45
Certain Provisions in the Declaration of Trust and By-Laws..........................47
Structure of the Fund; Common Share Repurchases and Change in Fund Structure........49
Tax Matters.........................................................................50
Underwriting........................................................................52
Custodian, Administrator, Fund Accountant and Transfer Agent........................55
Legal Opinions......................................................................55
Table of Contents for the Statement of Additional Information.......................56

                          ----------------------------

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

   This prospectus and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "believe," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, energy and other markets, the price at which the Common Shares will trade in the public markets and other factors which may be discussed in the Fund's periodic filings with the SEC.

   Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "1933 Act").

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. The Fund urges you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Common Shares. You should carefully read the entire prospectus and the SAI, particularly the section entitled "Risks."

THE FUND ........................ First Trust Energy Infrastructure Fund (the
                                  "Fund") is a newly organized, non-diversified, closed-end management investment company. See "The Fund."

THE OFFERING .................... The Fund is offering common shares of beneficial interest at $20.00 per share
                                  through a group of underwriters (the
                                  "Underwriters") led by (" "). You must
                                  purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. The Advisor and Sub-Advisor have to agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses incurred in connection with this offering) that exceed .20% (or $.04 per Common Share) of the Fund's aggregate offering price.

INVESTMENT ADVISOR
AND SUB-ADVISOR.................  First Trust Advisors L.P. ("First Trust
                                  Advisors" or the "Advisor") will be the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor (as defined below), monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, will also be responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") will be the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

                                  First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $42 billion in assets which it managed or supervised as of December 31, 2010.

                                  Energy Income Partners is a limited liability company and a registered investment advisor, which provides professional asset management services in the area of energy-related MLPs, and other high-payout securities. Founded in 2003, Energy Income Partners serves as investment advisor to investment portfolios with approximately $715 million of assets which it managed as of December 31, 2010.

INVESTMENT PHILOSOPHY
AND PROCESS.....................  The Sub-Advisor believes that a professionally managed portfolio of high dividend paying
                                  MLPs, Canadian Income Equities, pipeline and power utilities and other Energy Infrastructure Companies in non-cyclical segments offers an attractive balance of income and growth. The Sub-Advisor's priority is to focus on steady fee-for-service income and will limit the cyclical energy exposure of the portfolio in order to reduce the volatility of returns. The Sub-Advisor believes the use of rigorous investment research and analytical tools along with conservative portfolio construction provides a value added service to the individual investor making an investment in these asset classes. See "The Fund's Investments - Investment Philosophy and Process" below.

INVESTMENT OBJECTIVE
AND POLICIES....................  The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of Energy Infrastructure Companies. There can be no assurance that the Fund's investment objective will be achieved.

                                  Under normal market conditions:

                                    o The Fund will invest at least 80% of its Managed Assets in securities of Energy Infrastructure Companies.

                                    o   The Fund will invest in equity
                                        securities such as common stocks,
                                        preferred stocks, convertible
                                        securities, warrants, depository
                                        receipts and other equity interests in
                                        Energy Infrastructure Companies.

                                    o   The Fund may directly invest up to 25%
                                        (or such higher amount as permitted by
                                        any applicable tax diversification
                                        rules) of its Managed Assets in equity
                                        or debt securities of MLPs. This limit
                                        does not apply to securities issued by
                                        MLP affiliates, such as I-shares or
                                        general partner interests or other
                                        entities that may own interests of MLPs, unless such indirect interests are attributed to the Fund's investment limitation under federal tax law.

                                    o   The Fund may invest up to 15% of its
                                        Managed Assets in unregistered or
                                        otherwise restricted securities of
                                        Energy Infrastructure Companies.

                                        For purposes of this limitation,
                                        "restricted securities" refers to
                                        securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

                                    o   The Fund may invest up to 10% of its
                                        Managed Assets in debt securities of
                                        Energy Infrastructure Companies,
                                        including below investment grade
                                        securities, which are commonly referred
                                        to as "junk bonds." Below investment
                                        grade debt securities will be rated at
                                        least "B3" by Moody's Investors Service,
                                        Inc. ("Moody's") and at least "B-" by
                                        Standard & Poor's Ratings Group ("S&P")
                                        at the time of purchase, or comparably
                                        rated by another nationally recognized
                                        statistical rating organization
                                        ("NRSRO") or, if unrated, determined to
                                        be of comparable quality by the
                                        Sub-Advisor.

                                    o   The Fund will not invest more than 15%
                                        of its Managed Assets in any single
                                        issuer.

                                    o   The Fund will not invest directly in
                                        commodities.

                                  "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

                                  To generate additional income, the Fund may write (or sell) covered call options on up to 30% of the common stock held in the Fund's portfolio.

                                  The Fund intends to be treated as a regulated investment company ("RIC") for tax purposes. Under the current tax diversification rules applicable to RICs, the Fund may directly invest up to 25% of its total assets in equity or debt securities of MLPs treated as publicly traded partnerships. To the extent permissible by such rules, the Fund may indirectly invest a higher amount of its assets in equity or debt securities of MLPs.

                                  The Fund's investment objective and the
                                  investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market fluctuations. There can be no assurance that the Fund's investment objective will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" in the Fund's SAI.

DISTRIBUTIONS ................... The Fund intends to pay out substantially all of its distributable cash flow ("DCF"),
                                  generally consisting of (i) cash and
                                  paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund may invest, a portion of distributions the Fund anticipates making to Common Shareholders may consist of a tax-deferred return of capital. The Board of Trustees has established a target for distributions to Common Shareholders in an amount of at least % of DCF on an annual basis. The Fund's initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Subsequent distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that the Fund will make regular distributions. See "Tax Considerations" in this Summary and "Tax Matters."

                                  Unless a shareholder elects to receive
                                  distributions in cash, distributions will be used to purchase additional Common Shares of the Fund. See "Dividend Reinvestment Plan."

HEDGING AND STRATEGIC
TRANSACTIONS .................... The Fund may, but is not required to, use various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of leverage, to facilitate portfolio management and to mitigate risks, including interest rate, currency and credit risks. The Fund also may write (or sell) covered call options on up to 30% of the common stock held in the Fund's portfolio. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date").

                                  The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, currencies, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund will generally seek to use these instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

TAX MATTERS ..................... Distributions with respect to the Common
                                  Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of Common Shareholders receiving such distributions. Distributions in excess of the Fund's current and accumulated earnings and profits would first be a tax-free return of capital to the extent of a Common Shareholder's adjusted tax basis in its Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Common Shares are held as capital assets). In addition, a significant portion of the distributions generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the lower tax rates on qualified dividend income. See "Tax Matters."

LEVERAGE PROGRAM ................ Under normal market conditions, the Fund currently intends to use leverage through borrowings and/or through the issuance of commercial paper, notes or Preferred Shares in an aggregate amount of approximately 25% to 30% of the Fund's Managed Assets after such borrowings and/or issuance. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. The Fund intends to leverage its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Fund's leveraging strategy may not be successful. See "Risks--Leverage Risk." Subject to market conditions, approximately three months after completion of this offering, the Fund intends to establish a leverage program. Leverage instruments will have seniority over the Common Shares. The use of leverage will leverage your investment in the Common Shares. If the Fund uses leverage, associated costs will be borne immediately by Common Shareholders through a reduction of the NAV of the Common Shares. Costs associated with any borrowings would likely include legal fees, audit fees, structuring fees, commitment fees, and a usage (borrowing) fee.

                                  Preferred Shares, if issued, may pay fixed or floating rate dividends based on short-term rates. Borrowings may be at a fixed or floating rate and generally will be based upon short- term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the leverage, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to Common Shareholders. When leverage is employed, the NAV and market prices of the Common Shares and the yield to Common Shareholders will be more volatile.

                                  There is no assurance that a leverage strategy will be utilized by the Fund or that, if utilized, it will be successful. See "Risks--Leverage Risk."

CUSTODIAN, ADMINISTRATOR,
FUND ACCOUNTANT AND
TRANSFER AGENT .................. The Fund has retained The Bank of New York
                                  Mellon as custodian and BNY Mellon Investment Servicing (US) Inc. as administrator, fund accountant and transfer agent for the Fund. The Advisor and the Board of Trustees will be responsible for overseeing the activities of the custodian, administrator, fund accountant and transfer agent. See "Custodian, Administrator, Fund Accountant and Transfer Agent."

LISTING ......................... The Fund intends to apply to list the Common
                                  Shares on the Exchange (" "). The trading or ticker symbol of the Common Shares is expected to be " ."

CLOSED-END STRUCTURE ............ Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                                  Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares of the Fund being greater than, less than or equal to, NAV.

                                  The Board of Trustees has reviewed the
                                  structure of the Fund in light of its
                                  investment objective and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to their NAV and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per common share. Investors should assume that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

SPECIAL RISK
CONSIDERATIONS .................. Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                                  No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

                                  Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, a significant portion of which will be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                                  Global financial markets and economic
                                  conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. Due to these factors, Energy Infrastructure Companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, such companies in which the Fund may invest may not be able to meet their obligations as they come due. Moreover, without adequate funding, such companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

                                  The recent instability in the financial
                                  markets has led the U.S. government and
                                  foreign governments to take a number of
                                  unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the nation's or the world's current economic difficulties.

                                  Market Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

                                  Management Risk. The Fund is subject to
                                  management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                  In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

                                  Investment Concentration Risk. The Fund's investments will be generally concentrated in Energy Infrastructure Companies. Certain risks inherent in investing in these types of securities include the following:

                                    o   Commodity Pricing Risk. Energy
                                        Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of Energy Infrastructure Companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

                                    o   Supply and Demand Risk. A decrease in
                                        the production of natural gas, NGLs,
                                        crude oil, coal or other energy
                                        commodities or a decrease in the volume
                                        of such commodities available for
                                        transportation, processing, storage or
                                        distribution may adversely impact the
                                        financial performance of Energy
                                        Infrastructure Companies. Production
                                        declines and volume decreases could be
                                        caused by various factors, including
                                        catastrophic events affecting
                                        production, depletion of resources,
                                        labor difficulties, environmental
                                        proceedings, increased regulations,
                                        equipment failures and unexpected
                                        maintenance problems, import supply
                                        disruption, increased competition from
                                        alternative energy sources or depressed
                                        commodity prices. Alternatively, a
                                        sustained decline in demand for such
                                        commodities could also impact the
                                        financial performance of Energy
                                        Infrastructure Companies. Factors which
                                        could lead to a decline in demand
                                        include economic recession or other
                                        adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

                                    o   Depletion and Exploration Risk. Energy
                                        Infrastructure Companies also engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these Energy Infrastructure Companies.

                                    o   Regulatory Risk. Energy Infrastructure
                                        Companies are subject to significant
                                        federal, state and local government
                                        regulation in virtually every aspect of
                                        their operations, including how
                                        facilities are constructed, maintained
                                        and operated, environmental and safety
                                        controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of Energy Infrastructure Companies.

                                    o   Interest Rate Risk. Rising interest
                                        rates could adversely impact the
                                        financial performance of Energy
                                        Infrastructure Companies. Rising
                                        interest rates may increase an Energy
                                        Infrastructure Company's cost of
                                        capital, which would increase operating
                                        costs and may reduce an Energy
                                        infrastructure Company's ability to
                                        execute acquisitions or expansion
                                        projects in a cost-effective manner.
                                        Rising interest rates may also impact
                                        the price of Energy Infrastructure
                                        Company shares as the yields on
                                        alternative investments increase.

                                    o   Acquisition or Reinvestment Risk. The
                                        ability of Energy Infrastructure
                                        Companies to grow and to increase
                                        distributions to their equityholders can be dependent in part on their ability to make acquisitions or find organic projects that result in an increase in adjusted operating surplus per unit. In the event that Energy Infrastructure Companies are unable to make such accretive acquisitions/projects either because they are unable to identify attractive acquisition/project candidates or negotiate acceptable purchase contracts or because they are unable to raise financing on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions may be hindered. Furthermore, even if Energy
                                        Infrastructure Companies do consummate
                                        acquisitions/projects that they believe
                                        will be accretive, the
                                        acquisitions/projects may in fact turn
                                        out to result in a decrease in adjusted
                                        operating surplus per unit. Any
                                        acquisition/project involves risks,
                                        including among other things: mistaken
                                        assumptions about revenues and costs,
                                        including synergies; the assumption of
                                        unknown liabilities; limitations on
                                        rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

                                    o   Affiliated Party Risk. Certain Energy
                                        Infrastructure Companies are dependent
                                        on their parents or sponsors for a
                                        majority of their revenues. Any failure
                                        by the parents or sponsors to satisfy
                                        their payments or obligations would
                                        impact the Energy Infrastructure
                                        Companies' revenues and cash flows and
                                        ability to make distributions.

                                    o   Catastrophe Risk. The operations of
                                        Energy Infrastructure Companies are
                                        subject to many hazards inherent in
                                        transporting, processing, storing,
                                        distributing or marketing natural gas,
                                        NGLs, crude oil, refined petroleum
                                        products or other hydrocarbons, or in
                                        exploring, managing or producing such
                                        commodities or products, including:
                                        damage to pipelines, storage tanks or
                                        related equipment and surrounding
                                        properties caused by hurricanes,
                                        tornadoes, floods, fires and other
                                        natural disasters and acts of terrorism;
                                        inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

                                    o   Terrorism/Market Disruption Risk. The
                                        terrorist attacks in the United States
                                        on September 11, 2001 had a disruptive
                                        effect on the securities markets. U.S.
                                        military and related action in Iraq is
                                        ongoing and events in the Middle East
                                        could have significant adverse effects
                                        on the U.S. economy and the stock
                                        market. Uncertainty surrounding
                                        retaliatory military strikes or a
                                        sustained military campaign may affect
                                        Energy Infrastructure Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

                                    o   MLP Risks. An investment in MLP units
                                        involves risks which differ from an
                                        investment in common stock of a
                                        corporation. Holders of MLP units have
                                        limited control and voting rights on
                                        matters affecting the partnership. In
                                        addition, there are certain tax risks
                                        associated with an investment in MLP
                                        units and conflicts of interest exist
                                        between common unit holders and the
                                        general partner, including those arising from incentive distribution payments.

                                    o   Industry Specific Risk. Energy
                                        Infrastructure Companies are also
                                        subject to risks that are specific to
                                        the industry they serve.

                                    o   Midstream Energy Infrastructure
                                        Companies that provide crude oil,
                                        refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

                                    o   Propane companies are subject to
                                        earnings variability based upon weather
                                        conditions in the markets they serve,
                                        fluctuating commodity prices, increased
                                        use of alternative fuels, increased
                                        governmental or environmental
                                        regulation, and accidents or
                                        catastrophic events, among others.

                                    o   Energy Infrastructure Companies with
                                        coal assets are subject to supply and
                                        demand fluctuations in the markets they
                                        serve which will be impacted by a wide
                                        range of factors including, fluctuating
                                        commodity prices, the level of their
                                        customers' coal stockpiles, weather,
                                        increased conservation or use of
                                        alternative fuel sources, increased
                                        governmental or environmental
                                        regulation, depletion, rising interest
                                        rates, transportation issues, declines
                                        in domestic or foreign production,
                                        mining accidents or catastrophic events, health claims and economic conditions, among others.

                                    o   Companies that own interstate pipelines
                                        are subject to regulation by the Federal
                                        Energy Regulatory Commission ("FERC")
                                        with respect to the tariff rates they
                                        may charge for transportation services.
                                        An adverse determination by FERC with
                                        respect to the tariff rates of such a
                                        company could have a material adverse
                                        effect on its business, financial
                                        condition, results of operations and
                                        cash flows and its ability to pay cash
                                        distributions or dividends. In addition,
                                        FERC has a tax allowance policy, which
                                        permits such companies to include in
                                        their cost of service an income tax
                                        allowance to the extent that their
                                        owners have an actual or potential tax
                                        liability on the income generated by
                                        them. If FERC's income tax allowance
                                        policy were to change in the future to
                                        disallow a material portion of the
                                        income tax allowance taken by such
                                        interstate pipeline companies, it would
                                        adversely impact the maximum tariff
                                        rates that such companies are permitted
                                        to charge for their transportation
                                        services, which in turn could adversely
                                        affect such companies' financial
                                        condition and ability to pay
                                        distributions to shareholders.

                                    o   Marine shipping (or "tanker" companies)
                                        are exposed to many of the same risks as other Energy Infrastructure Companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect a tanker company's earnings. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

                                  Cash Flow Risk. A substantial portion of the cash flow received by the Fund will be derived from its investment in equity securities. The amount of cash an entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the entity's operations. Cash available for distribution varies from quarter to quarter and is largely dependent on factors affecting the entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

                                  MLP Tax Risk. The Fund's ability to meet its investment objective depends, in part, on the level of taxable income and distributions it receives from the MLP, MLP-related entities and Energy Infrastructure Company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the Common Shares.

                                  Non-U.S. Securities Risk. Investing in
                                  non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund intends to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized appreciation or depreciation of investments.

                                  Failure to Qualify as a Regulated Investment
                                  Company. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. In such case, distributions to the Fund's Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (for taxable years beginning on or before December 31, 2012), and (ii) for the dividends-received deduction in the case of corporate shareholders. See "Tax Matters."

                                  Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the Energy Infrastructure Companies in which it invests. Any such changes could negatively impact the Fund and its Common Shareholders.

                                  Deferred Tax Risk. As a limited partner in the MLPs in which it may invest, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's Common Shareholders. For purposes of computing NAV, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's NAV. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

                                  Delay in Investing the Proceeds. Although the Fund currently intends to invest the proceeds from the sale of the Common Shares as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for Energy Infrastructure Company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of any offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in Energy Infrastructure Company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the year following the issuance of Common Shares may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

                                  Equity Securities Risk. Equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of
                                  MLPs), investors' perceptions of Energy
                                  Infrastructure Companies, the general
                                  condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

                                  Certain of the Energy Infrastructure Companies in which the Fund may invest may have comparatively smaller capitalizations.
                                  Investing in securities of smaller Energy
                                  Infrastructure Companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Infrastructure Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Infrastructure Companies may be less liquid than those of larger Energy Infrastructure Companies and may experience greater price fluctuations than larger Energy Infrastructure Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

                                  MLP subordinated units in which the Fund may invest will generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

                                  The Fund may invest in I-Shares, which
                                  represent an indirect investment in MLP
                                  i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

                                  Canadian Income Equities Risks. Canadian
                                  Income Equities share many of the risks
                                  inherent in investing in equity securities and are also subject to the risks specific to the energy infrastructure sector described above. In many circumstances, the Canadian Income Equities in which the Fund may invest have limited operating histories. The value of Canadian Income Equities in which the Fund may invest be influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry. The Canadian tax treatment of certain income/royalty trusts that allowed income to flow through to investors and be taxed only at the individual level changed beginning in 2011. The distribution tax could have a material impact on the current market value of Canadian Income Equities.

                                  Leverage Risk. The Fund intends to utilize leverage in an aggregate amount of approximately 25% to 30% of the Fund's Managed Assets. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. Pursuant to the provisions of the 1940 Act, the Fund may borrow an amount up to 33-1/3% of its Managed Assets less all liabilities other than borrowing or may issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from leverage). The Fund intends to leverage its assets through borrowings from banks and other financial institutions and may also be leveraged as a result of selling credit default swaps. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

                                    o   the likelihood of greater volatility of
                                        NAV and market price of the Common
                                        Shares than a comparable portfolio
                                        without leverage;

                                    o   the risk that fluctuations in interest
                                        rates on borrowings and short-term debt
                                        or in the dividend rates on any
                                        Preferred Shares that the Fund may pay
                                        will reduce the return to the Common
                                        Shareholders or will result in
                                        fluctuations in the dividends paid on
                                        the Common Shares;

                                    o   the effect of leverage in a declining
                                        market, which is likely to cause a
                                        greater decline in the NAV of the Common
                                        Shares than if the Fund were not
                                        leveraged, which may result in a greater decline in the market price of the Common Shares; and

                                    o   when the Fund uses certain types of
                                        leverage, the investment advisory fee
                                        payable to the Advisor will be higher
                                        than if the Fund did not use leverage.

                                  The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

                                  Derivatives Risk. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As a writer of a covered call option, the Fund would forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

                                  Congress has recently enacted the Restoring
                                  American Financial Stability Act of 2010 (the "Financial Stability Act"). The Financial Stability Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation or policies may impact or restrict the Fund's ability to use certain Strategic Transactions.

                                  The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivative use by the Fund. See "Risks -- Derivatives Risk."

                                  Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-- Investment Practices -- Portfolio Turnover" and "Tax Matters."

                                  Restricted Securities. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                                  Liquidity Risk. Although common units of MLPs, I-Shares of MLP-related entities, and common stock of certain other Energy Infrastructure Companies trade on the New York Stock Exchange ("NYSE"), NYSE Amex, and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices. See "The Fund's Investments -- Investment Philosophy and Process."

                                  Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund will rely on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund's portfolio and to calculate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's NAV. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund would likely fluctuate. See "Net Asset Value."

                                  Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the securities in which the Fund invests generally will fall. The Fund's investment in such securities means that the NAV and market price of the Common Shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

                                  Below Investment Grade Securities Risk. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Below investment grade securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. The Fund does not intend to invest in securities issued by a partnership or company in bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal ("distressed securities"). In the event any security held by the Fund becomes distressed, the Fund may be required to incur extraordinary expenses in order to attempt to protect and/or recover its investment. In such situations, there can be no assurance as to when or if the Fund will recover any of its investment in such distressed securities, or the value thereof.

                                  Non-Diversification Risk. The Fund is a
                                  non-diversified, closed-end investment company under the 1940 Act. Although the Fund may invest a relatively high percentage of its assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total Managed Assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To the extent the Fund invests a relatively high percentage of our assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                                  Anti-Takeover Provisions. The Fund's
                                  Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks -- Anti-Takeover Provisions."

                                  Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

                                  Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                                  Secondary Market for the Fund's Common Shares. The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                            SUMMARY OF FUND EXPENSES

   The following table assumes the use of leverage in the form of bank loan
facilities in an amount equal to    % of the Fund's Managed Assets (after their
utilization), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The "Other expenses" shown in the table and related footnotes are based on estimated amounts.

SHAREHOLDER TRANSACTION EXPENSES
       Sales load paid by you (as a percentage of offering price)............................      4.50%
       Offering expenses borne by the Fund (as a percentage of offering price)...............       .20% (1)
       Offering expenses of borrowings expected to be borne
          by the Fund........................................................................      None(2)
       Dividend reinvestment plan fees.......................................................      None(3)

                                                                                       PERCENTAGE OF NET ASSETS
                                                                                     ATTRIBUTABLE TO COMMON SHARES
                                                                                      (ASSUMES DEBT IS USED)(4)
                                                                                      -------------------------
ANNUAL EXPENSES

       Management fees(5)....................................................................          %
       Interest on borrowed funds............................................................          %
       Other expenses........................................................................          %(2)
                                                                                                   ----
            Total annual expenses............................................................          %
                                                                                                   ====

(1) The Advisor and Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses incurred in connection with this offering) that exceed .20% (or $.04 per Common Share) of the Fund's aggregate offering price. Assuming the Fund issues Common Shares ($ ), the Fund's offering costs are estimated to be $ . Of this amount, the Fund, and therefore Common Shareholders, will bear $ , or $.04 per Common Share, and the Advisor and Sub-Advisor will bear $ .

(2) If the Fund utilizes leverage in the form of borrowings, there are no offering expenses associated with their use. The Fund will, however, incur legal expenses associated with the review of documents establishing the revolving credit facility. Although the Fund has no current intention to do so, if the Fund elects to use other forms of leverage, there may be offering expenses associated with such issuance, which expenses would be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares.

(3) You will pay brokerage charges if you direct BNY Mellon Investment Servicing
    (US) Inc., as agent for the Common Shareholders, to sell your Common Shares held in a dividend reinvestment account.

(4) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares. Unlike the table above, this table assumes that no debt or other leverage is used. This will be the case, for instance, prior to the Fund's expected issuance of debt or the use of other leverage. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                                                              PERCENTAGE OF NET ASSETS ATTRIBUTABLE
                                                                                TO COMMON SHARES (ASSUMES NO DEBT
                                                                                     OR OTHER LEVERAGE IS USED)
                                                                                     --------------------------
                 ANNUAL EXPENSES

                 Management fees(5)..........................................................          %
                 Other expenses..............................................................          %
                                                                                                   ----
                      Total annual expenses..................................................          %
                                                                                                   ====

(5) Represents the aggregate fee payable to the Advisor and Sub-Advisor.


         1 YEAR             3 YEARS           5 YEARS          10 YEARS
         $                  $                 $                $

* The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not utilize any leverage, an investor would pay the following expenses based
   on the assumptions in the example: one year, $   ; three years, $   ;
   five years, $   ; and ten years, $   .

                                    THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on February 22, 2011, as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 120 East Liberty Drive, Wheaton, Illinois 60187, and its telephone number is (630) 765-8000. Investment in the Fund involve s certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."


                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately $ ($ if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Advisor and Sub-Advisor have agreed to pay:
(i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses incurred in connection with this offering) that exceed .20% (or $.04 per Common Share) of the Fund's aggregate offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within 45 to 60 days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

   The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest regardless of the tax character of the distributions. The Fund will seek to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of Energy Infrastructure Companies.

   The Fund's investment objective is considered fundamental and may not be changed without Common Shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding" common shares, provided that Common Shareholders receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

   The Fund's policy of investing at least 80% of its Managed Assets (including assets obtained through leverage) in securities of Energy Infrastructure Companies is non-fundamental.

   The Fund has adopted the following additional non-fundamental policies:

      o The Fund will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts and other equity interests in Energy Infrastructure Companies.

      o The Fund may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its Managed Assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP affiliates, such as I-shares or general partner interests or other entities that may own interests of MLPs, unless such interests are attributed to the Fund's investment limitation under federal tax law.

      o The Fund may invest up to 15% of its Managed Assets in unregistered or otherwise restricted securities of Energy Infrastructure Companies. For purposes of this limitation, "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

      o The Fund may invest up to 10% of its Managed Assets in debt securities of Energy Infrastructure Companies, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least "B3" by Moody's and at least "B-" by "S&P" at the time of purchase, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor.

      o The Fund will not invest more than 15% of its Managed Assets in any single issuer.

      o  The Fund will not invest directly in commodities.

   To generate additional income, the Fund may write (or sell) covered call options on up to 30% of the common stock held in the Fund's portfolio.

   Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.

   For a more complete discussion of the Fund's portfolio composition, see "Portfolio Composition."

INVESTMENT PHILOSOPHY AND PROCESS

     The Sub-Advisor believes that a professionally managed portfolio of high dividend paying Energy Infrastructure Companies in non-cyclical segments offers an attractive balance of income and growth. The Sub-Advisor's priority is to focus on steady fee-for-service income and will limit the cyclical energy exposure of the portfolio in order to reduce the volatility of returns. The Sub-Advisor believes the use of rigorous investment research and analytical tools along with conservative portfolio construction provides a value added service to the individual investor making an investment in these asset classes.

     Capital Discipline. The Sub-Advisor believes that successful investing in the energy infrastructure industry requires strict capital spending discipline because the industry is capital intensive, mature and has low rates of overall growth. The Sub-Advisor believes there is a high correlation between rates of return and the portion of cash flow reinvested in the business - the lower the level of reinvestment, the higher the return. Capital spending discipline can result from careful prudent management or an agreement with shareholders to pay out most available free cash flow. The Sub-Advisor believes that companies paying out a large portion of their available free cash flow in the form of monthly or quarterly distributions or dividends - MLPs in the U.S., Canadian Income Equities in Canada, and pipeline and power utilities in the U.S. and Canada--have a built-in capital spending discipline and provide a very attractive investment universe from which to construct a portfolio. While growth opportunities are still available to these companies, they must go to the capital markets and justify to yield-sensitive shareholders the issuance of more equity and debt in order to fund those opportunities. The Sub-Advisor believes that this transparency tends to discourage acquisitions and new construction that would be dilutive to the dividend paying capability on existing shares and tends to encourage expenditures that are accretive.

     A high payout ratio, however, brings with it an income obligation that the Sub-Advisor believes is matched by an expectation on the part the shareholders that such dividends will be steady. Retail investors that make up the bulk of the shareholder base of these securities have punished the share prices of MLPs and similar securities when dividends or distributions have been cut or eliminated. The Sub-Advisor believes that the assets that best support a high payout ratio are those with steady, fee-for-service businesses with relatively low sustaining capital obligations. In the energy infrastructure industry, assets such as interstate pipelines, intrastate pipelines with long term contracts and storage and terminal facilities with long term contracts are the types of assets that fit best. By contrast, other areas of the industry such as oil and gas exploration, development and production are less well suited because the cash flows are cyclical in nature, being driven by commodity prices, and because oil and gas assets are wasting assets, while the dividend obligation is perpetual.

     Energy Infrastructure. Unlike oil and gas exploration, development and production and petroleum refining, the energy infrastructure industry is characterized by non-cyclical fee-for-service revenues. Also, unlike the other segments of the energy industry, the sustaining capital requirements for pipelines, storage and other infrastructure is low. The Sub-Advisor believes that these two characteristics make energy infrastructure assets a good match for investors who desire steady income that has the ability to grow.

     Much of the pipeline and storage infrastructure currently owned by Energy Infrastructure Companies were built many years ago by the major oil companies and pipeline and power utilities. Over the years, these assets have been sold off to fund projects with higher risk such as oil drilling, unregulated power generation or energy trading. The result is that the legacy assets, many of which are natural monopolies, can now be owned as pure plays in the energy infrastructure asset classes.

     As oil and gas production in the U.S. continues to rise, new technologies have made long-known resources economic, even at lower prices. The resulting higher margins for oil and gas drilling have made the oil and gas production companies more willing to guarantee solid returns for long-term contracts to pipeline owners as an incentive to add capacity so they can deliver their oil and gas to market more quickly. In essence, Energy Infrastructure Companies have an increased ability to "lock-in" the attractive economics of today's energy industry.

     MLPs. Much of the opportunities in higher payout energy infrastructure are in the form of MLPs. The Fund may invest up to 25% (or such higher amount as permitted by an applicable tax diversification rating) of its Managed Assets in equity or debt securities of MLPs. The Sub-Advisor believes that this investment opportunity is difficult for many large investors to take advantage of, which has left these securities largely in the hands of retail investors. Non-taxable investors, such as pension funds and endowments, have not historically owned significant portions of these securities because MLPs can generate a substantial amount of "unrelated business taxable income," or UBTI, which can be disadvantageous to such institutions. In addition, until January 1, 2005, MLPs represented non-qualifying income for mutual funds. Prior to the rapid growth of these asset classes over the last few years, MLPs were considered too small for most large investor allocations. As a result, the Sub-Advisor believes the combination of the lack of institutional investment and the growth in size of these asset classes has made this an attractive investment universe.

     Investment Manager Strengths. The Sub-Advisor has many years of experience investing in the energy sector. Combined, the four principals of Energy Income Partners have over 65 years of experience in the energy industry, investment research, commodity trading and portfolio management. The Sub-Advisor believes that investment success in energy infrastructure industry requires a working knowledge of the entire energy industry. In essence, it is the businesses the pipelines connect to, much more than the pipe itself, that determines financial success. That means knowledge of the oil and gas segment, refining and marketing, petrochemicals and natural gas processing and storage. It also means understanding price and cost competitiveness of competing fuels such as coal and nuclear as well as the impact of imports and global markets in the North American energy industry.

   In addition, the Sub-Advisor believes that the attractive characteristics of the energy infrastructure business can be materially enhanced by a rigorous application of investment research and portfolio construction tools. There is generally less research coverage of these companies than in other sectors of comparable size whose securities are owned by institutional investors. In addition, the Sub-Advisor believes that retail investors today are enjoying bond-like yields from Energy Infrastructure Companies and, as such, hold them as bond substitutes and pay little attention to the growth rates of the dividends and distributions. The Sub-Advisor believes this creates an opportunity to outperform the sector using such investment research and portfolio construction tools. Since the companies in this asset class are affected by virtually every phase of the energy business (even if they are not directly invested in every phase), the Sub-Advisor believes it is necessary to have a strong working knowledge of the business including oil and gas production and gathering, transportation, refining and marketing, gas liquids processing and fractionation, petrochemical demand and cost structure as well as the regulatory framework that regulates the industry.

PORTFOLIO COMPOSITION

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

   Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets companies in securities of Energy Infrastructure Companies, principally including MLPs, MLP affiliates, royalty/income trusts, pipelines, utilities and other companies that operate assets used in, or provide energy-related fee-for-services for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

   Equity Securities. The Fund intends to invest in equity securities, including common stocks, preferred shares, convertible securities, warrants, depository receipts and equity interests in Energy Infrastructure Companies. Common stocks generally represent an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

   Restricted/Unregistered Securities. The Fund also expects to invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

   The Fund expects its investments in restricted securities to include investments in private companies. These securities may not be registered under the 1933 Act for sale by the Fund until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.

   Master Limited Partnerships. The Fund will directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its Managed Assets in equity or debt securities of MLPs that are treated as publicly traded partnerships for federal income tax purposes. This limit does not apply to (1) securities issued by MLP affiliates, such as I-shares or general partner interests, (2) the Fund's indirect investments in MLPs, such as an investment in another issuer with investments in MLPs. MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

   MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly distributions ("MQD"). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership's cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

   MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on the success of an MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

   MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

   I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates' receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the NYSE and the NYSE Amex.

   Energy infrastructure MLPs in which the Fund invests can generally be classified as Midstream MLPs, Propane MLPs, Coal MLPs and Marine Shipping MLPs.

      o Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

      o Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

      o Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

      o Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs' vessels. Transportation services are typically provide pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

   Utility Companies. Utility companies are involved in providing products, services or equipment for the generation, transmission, distribution or sale of electricity, gas or water. Electric utilities, gas utilities (also called local distribution companies or "LDCs") and water utilities deliver electricity, natural gas and water, respectively, to residential, industrial and commercial customers within specific geographic regions and are generally subject to the rules and regulations of federal and/or state agencies. Pursuant to their regulation, electric, gas and water utilities generate profits based on formulas as prescribed by the regulating agency or agencies and, as such, are less sensitive to movements in commodity prices and other macroeconomic factors than non-regulated entities. However, electric utilities and LDCs do generally generate less profits and cash flows during certain periods of abnormal weather conditions (i.e., warmer winters or cooler summers than typical) as the amount of electricity or gas they distribute is negatively affected by such weather events. Additionally, electric, water and gas utilities may own certain non-regulated businesses, including electric generation, oil and gas exploration and production, gas gathering and processing, water and wastewater contract management, and commodity marketing businesses. Electric, gas and water utilities are either owned by public investors or are public systems owned by local governments.

   Non-U.S. Securities. The Fund may invest in non-U.S. securities, including Canadian Income Equities, which may include securities denominated in U.S. dollars or in non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

   Debt Securities. The Fund may invest up to 10% of its Managed Assets in debt securities of Energy Infrastructure Companies, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least "B-" by S&P or "B3" by Moody's or a comparable rating by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and the Common Shareholders. In light of the risks of below investment grade securities, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

   Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the Common Shares are being invested, or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

INVESTMENT PRACTICES

   Covered Call Option Transactions. The Fund may write (or sell) covered call options on up to 30% of the common stock held in the Fund's portfolio. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option will be "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

   If an option written by the Fund expires unexercised, the Fund will realize on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund will realize a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

   Strategic Transactions. The Fund may, but is not required to, use various hedging and strategic transactions described below to seek to reduce interest rate risks arising from any use of leverage by the Fund, to facilitate portfolio management and mitigate risks, including interest rate, currency and credit risks. The Fund may write (or sell) covered call options on the common stock held in the Fund's portfolio. Hedging and strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Sub-Advisor will seek to use such practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

   The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund will generally seek to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

   Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

   See "Risks -- Derivatives Risk" in the prospectus and "Investment Policies and Techniques" in the Fund's SAI for a more complete discussion of Strategic Transactions and their risks.

   Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. In addition, high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."


                                LEVERAGE PROGRAM

   The Fund intends to use leverage in an aggregate amount of approximately 25% to 30% of the Fund's Managed Assets after such borrowings and/or issuance. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. The Fund intends to leverage its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over Common Shares. The issuance of leverage would leverage the Common Shares. Although the timing of any leverage and the terms of the leverage would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they may pay fixed or floating rate dividends based on shorter-term interest rates. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged.

   Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor and Sub-Advisor will be calculated on the basis of the Managed Assets, including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment advisory and sub-advisory fees payable to the Advisor and Sub-Advisor, respectively, will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks--Leverage Risk."

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

   Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non- compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

   The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

   Assuming that the leverage will represent approximately 30% of the Fund's Managed Assets and pay dividends or interest at an annual combined average rate of %, the return generated by the Fund's portfolio (net of estimated expenses) must exceed % in order to cover the dividend or interest payments specifically related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

   The table further reflects the issuance of leverage representing 30% of the Fund's Managed Assets, and the Fund's currently projected annual dividend or interest on its leverage of %.

     Assumed Portfolio Total Return (Net of Expenses).......  (10)%    (5)%     0%      5%       10%

     Common Share Total Return..............................  %        %        %       %        %

   Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

   While the Fund is using leverage, the amount of the fees paid to both the Advisor and the Sub-Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor and the Sub-Advisor have a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor and Sub-Advisor on the one hand and the Common Shareholders on the other. Because payments on any leverage would be paid by the Fund at a specified rate, only the Fund's Common Shareholders would bear the Fund's management fees and other expenses.


                                     RISKS

   Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

NO OPERATING HISTORY

   The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long- term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

INVESTMENT AND MARKET RISK

   An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, a significant portion of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in the Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The fund has been designed primarily as a long term investment vehicle and is not intended to be used as a short term trading vehicle.

   Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. Due to these factors, Energy Infrastructure Companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, such companies in which the Fund may invest may not be able to meet their obligations as they come due. Moreover, without adequate funding, such companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

   The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the nation's or the world's current economic difficulties.

MARKET DISCOUNT FROM NET ASSET VALUE

   Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

MANAGEMENT RISK

   The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

   In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

INVESTMENT CONCENTRATION RISK

   The Fund's investments will be generally concentrated in Energy Infrastructure Companies. Certain risks inherent in investing in these types of securities include the following:

      o Commodity Pricing Risk. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of Energy Infrastructure Companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

      o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of Energy Infrastructure Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

      o Depletion and Exploration Risk. Energy Infrastructure Companies also engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these Energy Infrastructure Companies.

      o Regulatory Risk. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of Energy Infrastructure Companies.

      o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of Energy Infrastructure Companies. Rising interest rates may increase an Energy Infrastructure Company's cost of capital, which would increase operating costs and may reduce an Energy infrastructure Company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of Energy Infrastructure Company shares as the yields on alternative investments increase.

      o Acquisition or Reinvestment Risk. The ability of Energy Infrastructure Companies to grow and to increase distributions to their equityholders can be dependent in part on their ability to make acquisitions or find organic projects that result in an increase in adjusted operating surplus per unit. In the event that Energy Infrastructure Companies are unable to make such accretive acquisitions/projects either because they are unable to identify attractive acquisition/project candidates or negotiate acceptable purchase contracts or because they are unable to raise financing on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions may be hindered. Furthermore, even if Energy Infrastructure Companies do consummate acquisitions/projects that they believe will be accretive, the acquisitions/projects may in fact turn out to result in a decrease in adjusted operating surplus per unit. Any acquisition/project involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

      o Affiliated Party Risk. Certain Energy Infrastructure Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the Energy Infrastructure Companies' revenues and cash flows and ability to make distributions.

      o Catastrophe Risk. The operations of Energy Infrastructure Companies are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

      o Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect Energy Infrastructure Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

      o MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.


INDUSTRY SPECIFIC RISK

   Energy Infrastructure Companies are also subject to risks that are specific to the industry they serve.

      o Midstream Energy Infrastructure Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

      o Propane companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

      o Energy Infrastructure Companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

      o Companies that own interstate pipelines are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies' financial condition and ability to pay distributions to shareholders.

      o Marine shipping (or "tanker" companies) are exposed to many of the same risks as other Energy Infrastructure Companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect a tanker company's earnings. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

CASH FLOW RISK

   A substantial portion of the cash flow received by the Fund will be derived from its investment in equity securities. The amount of cash an entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the entity's operations. Cash available for distribution varies from quarter to quarter and is largely dependent on factors affecting the entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

MLP TAX RISK

   The Fund's ability to meet its investment objective depends, in part, on the level of taxable income and distributions it receives from the MLP, MLP-related entities and Energy Infrastructure Company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the Common Shares.

NON-U.S. SECURITIES RISK

   Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund intends to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized appreciation or depreciation of investments.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

   If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. In such case, distributions to the Fund's Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (for taxable years beginning on or before December 31, 2012), and (ii) for the dividends-received deduction in the case of corporate shareholders. See "Tax Matters".

TAX LAW CHANGE RISK

   Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the Energy Infrastructure Companies in which it invests. Any such changes could negatively impact the Fund and its Common Shareholders.

DEFERRED TAX RISK

   As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's Common Shareholders. For purposes of computing NAV, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's NAV. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

DELAY IN INVESTING THE PROCEEDS

   Although the Fund currently intends to invest the proceeds from the sale of the Common Shares as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for Energy Infrastructure Company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of any offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in Energy Infrastructure Company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the year following the issuance of Common Shares may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

EQUITY SECURITIES RISK

   Equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of Energy Infrastructure Companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

   Certain of the Energy Infrastructure Companies in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller Energy Infrastructure Companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Infrastructure Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Infrastructure Companies may be less liquid than those of larger Energy Infrastructure Companies and may experience greater price fluctuations than larger Energy Infrastructure Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

   MLP subordinated units in which the Fund may invest will generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

   The Fund may invest in I-Shares, which represent an indirect investment in MLP i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

CANADIAN INCOME EQUITIES RISKS

   Canadian Income Equities share many of the risks inherent in investing in equity securities and are also subject to the risks specific to the energy infrastructure sector described above. In many circumstances, the Canadian Income Equities in which the Fund may invest may have limited operating histories. The value of Canadian Income Equities in which the Trust invests may be influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

   The Canadian tax treatment of certain income/royalty trusts that allowed income to flow through to investors and be taxed only at the individual level changed beginning in 2011. The distribution tax could have a material impact on the market value of Canadian Income Equities.

LEVERAGE RISK

   The Fund intends to utilize leverage in an aggregate amount of approximately 25% to 30% of the Fund's Managed Assets. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. Pursuant to the provisions of the 1940 Act, the Fund may borrow an amount up to 33-1/3% of its Managed Assets less all liabilities other than borrowing or may issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from leverage). The Fund intends to leverage its assets through borrowings from banks and other financial institutions and may also be leveraged as a result of selling credit default swaps. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

      o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

      o when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

   The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

DERIVATIVES RISK

   Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes.

   There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As a writer of a covered call option, the Fund would forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

   There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Advisor's ability to predict correctly changes in interest rate relationships or other factors.

   Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

   The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

   At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

   The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. For example, the Fund may utilize interest rate swaps and caps in connection with the Fund's use of leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap but is expected to enter into an interest rate cap.

   Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

   Congress has recently enacted the Financial Stability Act, which will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation or policies may impact or restrict the Fund's ability to use certain Strategic Transactions.

   The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivative use by the Fund.

PORTFOLIO TURNOVER RISK

   The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-- Investment Practices -- Portfolio Turnover" and "Tax Matters."

RESTRICTED SECURITIES

   The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

LIQUIDITY RISK

   Although common units of MLPs, I-Shares of MLP-related entities, and common stock of certain other Energy Infrastructure Companies trade on the NYSE, NYSE Amex, and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices. See "The Fund's Investments -- Investment Philosophy and Process."

VALUATION RISK

    Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the

Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund will rely on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund's portfolio and to calculate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's NAV. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund would likely fluctuate. See "Net Asset Value."

INTEREST RATE RISK

   Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the securities in which the Fund invests generally will fall. The Fund's investment in such securities means that the NAV and market price of the Common Shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

BELOW INVESTMENT GRADE SECURITIES RISK

   Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Below investment grade securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. The Fund does not intend to invest in securities issued by a partnership or company in bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal ("distressed securities"). In the event any security held by the Fund becomes distressed, the Fund may be required to incur extraordinary expenses in order to attempt to protect and/or recover its investment. In such situations, there can be no assurance as to when or if the Fund will recover any of its investment in such distressed securities, or the value thereof.

NON-DIVERSIFICATION RISK

   The Fund is a non-diversified, closed-end investment company under the 1940 Act. Although the Fund may invest a relatively high percentage of its assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total Managed Assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To the extent the Fund invests a relatively high percentage of our assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

ANTI-TAKEOVER PROVISIONS

   The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

INFLATION RISK

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

CERTAIN AFFILIATIONS

   Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with any public offering of the Common Shares offered by this prospectus, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

SECONDARY MARKET FOR THE FUND'S COMMON SHARES

   The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

   General oversight of the duties performed by the Advisor and Sub-Advisor is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

   First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors L.P. serves as investment advisor or portfolio supervisor to investment portfolios with approximately $42 billion in assets which it managed or supervised as of December 31, 2010.

   First Trust Advisors L.P. is responsible for the day-to-day management of the Fund's portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   First Trust Advisors L.P. is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). First Trust Advisors L.P. is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors L.P. is controlled by Grace Partners and The Charger Corporation.

   For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI under "Investment Advisor."

SUB-ADVISOR

   Energy Income Partners serves as the Fund's Sub-Advisor. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

   Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment advisor and serves as investment advisor to investment portfolios with approximately $715 million of assets as of December 31, 2010.

   Energy Income Partners is a Delaware limited liability company and an SEC-registered investment advisor, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related MLPs and other high payout securities in the energy infrastructure sector. In addition to serving as sub-advisor to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and one private registered investment company for high net worth individuals and institutions. Energy Income Partners also serves as the sub-advisor to the Energy Income and Growth Fund (NYSE: FEN). Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers.

   First Trust Capital Partners, LLC, an affiliate of the Advisor, purchased, through a wholly-owned subsidiary, a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, a Delaware limited liability company and affiliate of the Sub-Advisor.

   James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

   Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

   Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

   Saul Ballesteros is the Head of Trading and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

   For additional information concerning Energy Income Partners, including a description of the services provided and additional information about the Fund's portfolio managers, including the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Sub-Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

   For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares).

   In addition to the management fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   The Sub-Advisor will receive a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

   Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's fees from the Fund (and Sub-Advisor's fees from the Advisor) will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 30% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be % of net assets attributable to Common Shares. See "Summary of Fund Expenses."


                                NET ASSET VALUE

   The Fund will determine the NAV of its Common Shares daily as of the close of regular session trading on the NYSE (normally 4:00 p.m. eastern time). NAV is computed by dividing the value of all assets of the Fund (including option premiums, accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares, by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/ or assumptions, the NAV of the Fund would likely fluctuate.

   For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any exchange other than The Nasdaq Stock Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on The Nasdaq Stock Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

   Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on The Nasdaq Stock Market, will be valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

   Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.


                                 DISTRIBUTIONS

   The Fund intends to make quarterly distributions of its DCF to Common Shareholders. The Fund anticipates that, due to the tax treatment under current law of cash distributions made by MLPs in which the Fund will invest, a portion of distributions the Fund makes to Common Shareholders may consist of a tax-deferred return of capital. The Board of Trustees has established a target for distributions to holders of Common Shares in an amount of at least [ ]% of DCF on an annual basis. The Fund's initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Subsequent distributions will be paid each fiscal quarter out of DCF, if any. Distributions to Common Shareholders will be recorded on the ex-date and are determined based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

   Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain. All realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Unless you elect to receive cash distributions, your distributions of net investment income will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan.

   Distributions by the Fund, whether paid in cash or in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.


                           DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's dividend reinvestment plan (the "Plan"), unless you elect to receive cash distributions, all dividends and distributions on your Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon Investment Servicing (US) Inc., in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (US) Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

   (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per common share on that date or (ii) 95% of the market price on that date.

   (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Amex or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

   If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   Neither the Fund nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


                             DESCRIPTION OF SHARES

COMMON SHARES

   The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

   The Fund intends to apply to list the Common Shares on the Exchange. The trading or "ticker" symbol of the Common Shares is expected to be " ." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses incurred in connection with this offering) that exceed .20% (or $.04 per Common Share) of the Fund's aggregate offering price. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARES

   The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Shares, representing up to 331/3% of the Fund's Managed Assets immediately after the leverage is issued. The Board of Trustees also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

   Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration of Trust requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

   The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

   The number of trustees is currently five, but by action of two-thirds of the trustees, the number of trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by shareholders; or (6) certain transactions in which a principal shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to
(1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

   The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

   The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Board of Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Board of Trustees has a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Board of Trustees is required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Board of Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

   Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE

CLOSED-END STRUCTURE

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV, and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed- end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to propose to shareholders that the Fund convert to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

   Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

   Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Advisor does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.


                                  TAX MATTERS

   This section summarizes some of the main federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Fund Status. The Fund intends to elect and to qualify annually as a "regulated investment company" under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes.

   Distributions. Fund distributions will constitute dividends to the extent of the Fund's current and accumulated earnings and profits. After the end of each year, you will receive a tax statement that separates your Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The Fund may make distributions in some years in excess of its earnings and profits. To the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the shares and thus will generally not be currently taxable to you and will thereafter constitute a capital gain. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Common Shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. If you own Common Shares in your own name, under the Plan, any distributions are automatically reinvested in additional Common Shares unless you opt-out of the Plan.

   Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

   Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund (if any) from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

   If You Sell Shares. If you sell your Common Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

   Taxation of Capital Gains and Losses and Certain Ordinary Income
Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets); however, the 20% rate will be reduced to 18% and the 10% rate will be reduced to 8% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the "Code"), treats certain capital gains as ordinary income in special situations.

   A portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same new rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

   Foreign Tax Credit. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

   Investments in Certain Foreign Corporations. The Fund expects to invest a portion of its portfolio in non-U.S. securities. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

   Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

   Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

   Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                  UNDERWRITING

   Subject to the terms and conditions stated in an underwriting agreement, each Underwriter named below, for which is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.


                                                                 NUMBER OF
      UNDERWRITER                                                COMMON SHARES
      -----------                                                -------------


      .........................................................
      .........................................................
      .........................................................
      .........................................................
      .........................................................
                                                                --------------
      Total....................................................
                                                                ==============

   The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated, severally and not jointly, to purchase all of the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased. In the underwriting agreement, the Fund, the Advisor and the Sub-Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute to payments the Underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

   The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per Common Share. The sales load investors in the Fund will pay of $.90 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $ per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares
purchased on or before            , 2011.

   The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

                                                  PER SHARE           WITHOUT OPTION       WITH OPTION
                                                  ---------           --------------       -----------

     Public offering price......................         $20.00       $                    $
     Sales load.................................           $.90       $                    $
     Estimated offering expenses................           $.04       $                    $
     Proceeds, after expenses, to the Fund......         $19.06       $                    $

   The expenses of the offering are estimated at $.04 per Common Share and are
payable by the Fund. The Fund has agreed to pay the Underwriters $   per Common
Share for each Common Share purchased by the Underwriters, as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund for the partial reimbursement to the Underwriters will not
exceed   % of the total price to the public of the Common Shares sold in this offering. Offering expenses paid by the Fund may include reimbursement to the Advisor, the Sub-Advisor or its respective affiliates for expenses incurred in connection with the offering, including compensation to sales personnel for (i) coordinating the road show, (ii) designing and coordinating the printing of marketing materials and (iii) participating in the road show by giving presentations at branch offices of the Underwriters. The Advisor and Sub-Advisor have agreed to pay all organizational expenses and offering costs of the Fund (other than sales load) that exceed $.04 per Common Share.

OVERALLOTMENT OPTION

   The Fund has granted the Underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that Underwriter's initial amount reflected in the preceding table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

   Until the distribution of the Common Shares is complete, SEC rules may limit Underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

   If the Underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

   Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

   The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the Common Shares to the Underwriters pursuant to the underwriting agreement.

   The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be Underwriters, and may also act as placement agent for issuers whose securities the Fund purchases in direct placement transactions. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

   Common Shares will be sold so as to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS

   The Advisor and Sub-Advisor (and not the Fund) have agreed to pay from its
own assets to       an up-front fee in an amount equal to     % of the total
price to the public of the Common Shares sold in this offering. The total amount
of these additional compensation payments to              will not exceed    %
of the total price to the public of the Common Shares sold in this offering.

   The Advisor and Sub-Advisor (and not the Fund) have agreed to pay to   , from
its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $ . The structuring fee paid
to        will not exceed   % of the total public offering price of the Common
Shares sold in this offering.

   The Advisor and Sub-Advisor (and not the Fund) have agreed to pay from its
own assets to              a marketing and structuring fee for advice relating
to the design and structuring of, and marketing assistance with respect to, the

Fund and the distribution of its Common Shares in the amount of $  . The
marketing and structuring fee paid to will not exceed    % of the total price
of the Common Shares sold in this offering.

   The Advisor and Sub-Advisor (and not the Fund) may also pay certain qualifying Underwriters a sales incentive, structuring fee or, alternatively, additional compensation in connection with this offering. The total amount of these payments will not exceed % of the total price to the public of the Common Shares sold in this offering.

   The total compensation received by the Underwriters from all sources (including the sales load and partial reimbursement of expenses) described will not exceed % of the total price to the public of the Common Shares sold in this offering. In addition, the sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to Underwriters, will not exceed in the aggregate % of the total price to the public of the Common Shares sold in this offering.

     The principal business address of                     is                 .


          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an administration and accounting services agreement, BNY Mellon Investment Servicing (US) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay The Bank of New York Mellon and BNY Mellon Investment Servicing (US) Inc. an annual fee, calculated daily and payable on a monthly basis, of % of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.


                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by . Chapman and Cutler LLP and may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

   TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                                                           PAGE
                                                                                                           ====
Use of Proceeds ..........................................................................................    1
Investment Objective .....................................................................................    1
Investment Restrictions ..................................................................................    2
Investment Policies and Techniques .......................................................................    4
Additional Information About the Fund's Investments and Investment Risks..................................    6
Other Investment Policies and Techniques .................................................................   16
Management of the Fund ...................................................................................   26
Investment Advisor .......................................................................................   36
Sub-Advisor ..............................................................................................   38
Proxy Voting Policies and Procedures......................................................................   41
Portfolio Transactions and Brokerage .....................................................................   41
Description of Shares.....................................................................................   43
Certain Provisions in the Declaration of Trust and By-Laws................................................   45
Repurchase of Fund Shares; Conversion to Open-End Fund ...................................................   49
Federal Income Tax Matters ...............................................................................   51
Performance Related and Comparative Information ..........................................................   60
Independent Registered Public Accounting Firm ............................................................   62
Custodian, Administrator, Fund Accountant and Transfer Agent .............................................   63
Additional Information ...................................................................................   63
Report of Independent Registered Public Accounting Firm...................................................   64
Statement of Assets and Liabilities.......................................................................   65
Appendix A -- Ratings of Investments .....................................................................   A-1
Appendix B -- Energy Income Partners, LLC Proxy Voting Policies and Procedures............................   B-1

     Until      , 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.









                     FIRST TRUST ENERGY INFRASTRUCTURE FUND

                                 COMMON SHARES
                                $20.00 PER SHARE






                          ----------------------------
                                   PROSPECTUS
                          ----------------------------








                              ______________, 2011


Back Cover

The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED FEBRUARY 25, 2011

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust Energy Infrastructure Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

      This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the "Common Shares") is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated , 2011 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

   This Statement of Additional Information is dated    , 2011.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

USE OF PROCEEDS.............................................................1

INVESTMENT OBJECTIVE........................................................1

INVESTMENT RESTRICTIONS.....................................................2

INVESTMENT POLICIES AND TECHNIQUES..........................................4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT
     RISKS..................................................................6

OTHER INVESTMENT POLICIES AND TECHNIQUES...................................16

MANAGEMENT OF THE FUND.....................................................26

INVESTMENT ADVISOR.........................................................36

SUB-ADVISOR................................................................38

PROXY VOTING POLICIES AND PROCEDURES.......................................41

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................41

DESCRIPTION OF SHARES......................................................43

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS.................45

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.....................49

FEDERAL INCOME TAX MATTERS.................................................51

PERFORMANCE RELATED AND COMPARATIVE INFORMATION............................60

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................62

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT...............63

ADDITIONAL INFORMATION.....................................................63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................64

STATEMENT OF ASSETS AND LIABILITIES........................................65



APPENDIX A  --  RATINGS OF INVESTMENTS.....................................A-1
APPENDIX B  --  ENERGY INCOME PARTNERS, LLC PROXY VOTING POLICIES
                AND PROCEDURES.............................................B-1

                                USE OF PROCEEDS

      The net proceeds of the offering of Common Shares of the Fund will be approximately $ ($ if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational expenses and offering costs. The Fund expects it will be able to invest substantially all of the net proceeds of the offering in securities and other instruments that meet the investment objective and policies within 45 to 60 days after completion of the offering. Pending such investment, it is anticipated that the net proceeds will be invested in cash or cash equivalents.

      First Trust Advisors L.P. ("First Trust Advisors" or "Advisor") has agreed to pay (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses) that exceed $0.04 per Common Share of the Fund's offering price.

                              INVESTMENT OBJECTIVE

      The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash generating securities of companies in the energy infrastructure sector.

      The Fund's investment objective is considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

      The Fund will seek to achieve this objective by investing primarily in publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian royalty trusts and income trusts and their successor companies (collectively, "Canadian Income Equities"), pipeline companies, utilities and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related fee-for-services for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively, "Energy Infrastructure Companies").

      The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.

                            INVESTMENT RESTRICTIONS

      The Fund has adopted the following non-fundamental policies:

         o Under normal market conditions, the Fund invests at least 80% of its Managed Assets (including assets obtained through leverage) in securities of Energy Infrastructure Companies.

         o The Fund will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts and other equity interests in Energy Infrastructure Companies.

         o The Fund may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its Managed Assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP affiliates, such as I-shares or general partner interests or other entities that may own interests of MLPs, unless such interests are attributed to the Fund's investment limitation under federal tax law.

         o The Fund may invest up to 15% of its Managed Assets in unregistered or otherwise restricted securities of Energy Infrastructure Companies. For purposes of this limitation, "restricted securities" refers to securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

         o The Fund may invest up to 10% of its Managed Assets in debt securities of Energy Infrastructure Companies, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least "B3" by Moody's Investors Service, Inc. ("Moody's") and at least "B-" by Standard & Poor's Rating Group ("S&P") at the time of purchase, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Fund's sub-advisor, Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor").

         o The Fund will not invest more than 15% of its Managed Assets in any single issuer.

         o    The Fund will not invest directly in commodities.

      To generate additional income, the Fund may write (or sell) covered call options on up to 30% of the common stock held in the Fund's portfolio.

      Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio and other events.

      The Fund's investment objective and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

              1. With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

              2. Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

              3. Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

              4. Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

              5. Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

              6. Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

              7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

              8. Purchase the securities of any issuer if, as a result of such purchase, the Fund's investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

      Except as noted above, the foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act, a "majority of the outstanding voting securities" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Fund's Prospectus.

PORTFOLIO COMPOSITION

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, periods in which the proceeds from the issuance of Preferred Shares, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which the Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

      Cash and cash equivalents are defined to include, without limitation, the following:

              1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

              2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

              3. Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and typically reflects current market interest rates. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

              4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes, issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

              5. Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

              6. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

              7. The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

STRATEGIC TRANSACTIONS RISK

      The Fund may, but is not required to, enter into various hedging and strategic transactions to seek to reduce interest rate risks arising from the use of leverage by the Fund, to facilitate portfolio management and mitigate risks, including interest rate, currency and credit risks. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors, collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.

      Options on Securities and Securities Indices. Subject to the limitations set forth herein, the Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

      Writing Covered Options Risk. The Fund may write (or sell) covered call options on up to 30% of the common stock held in the Fund's portfolio. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to fully profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to fully profit from a decrease in the market price of the securities to be acquired for its portfolio. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Federal Income Tax Matters."

      All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or
(iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

      The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

      The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      Other Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Advisor will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Advisor's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

      Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

      Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      If, in the opinion of the Sub-Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

      When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

      Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund generally will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

      Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

      Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      Equity Swaps and Interest Rate or Commodity Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities, interest rates or commodity prices or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate or commodity transactions such as interest rate or commodity swaps and the purchase or sale of interest rate or commodity caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against increasing commodity prices or to manage the Fund's interest rate exposure on any debt securities, including the Notes, or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate or commodity swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

      In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate). In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund usually will enter into equity and interest rate or commodity swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

      The Fund also may engage in interest rate or commodity transactions in the form of purchasing or selling interest rate or commodity caps or floors. The Fund will not sell interest rate or commodity caps or floors that it does not own. The purchase of an interest rate or commodity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate or commodity price, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate or commodity cap. The purchase of an interest rate or commodity floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate or commodity price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate or commodity floor.

      Typically, the parties with which the Fund will enter into equity and interest rate or commodity transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap, interest rate or commodity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

      Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "reportable transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the "Code").

      The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

OVER-THE-COUNTER MARKET RISK

      The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

LEGISLATION RISK

      At any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

DERIVATIVE STRATEGIES

      General Description of Derivative Strategies. The Fund may use derivatives or other transactions to generate income, to hedge the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any Leverage (as defined herein) by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps, structured notes, special purpose vehicles or other credit derivative instruments.

      Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC, various state regulatory authorities and, to the extent applicable, foreign regulations and regulatory bodies. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations.

      General Limitations on Futures and Options Transactions. The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

      Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

      Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund's records in the amount prescribed. Securities segregated on the Fund's records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      Options. The Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

      As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

      Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

      An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

      Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%-, 20%- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

      A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

      As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

      Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(i) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and (iii) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

      Portfolio trading will be undertaken as determined by the Fund's Sub-Advisor. There are no limits on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. See "Federal Income Tax Matters" in the Fund's Prospectus and in this Statement of Additional Information.

LEVERAGE PROGRAM

      The Fund currently intends to seek to enhance the level of its current distributions through the use of financial leverage. The Fund may utilize financial leverage through borrowings and/or through the issuance of commercial paper, notes or Preferred Shares (collectively, "Leverage") in an aggregate amount up to 33 1/3% (or such other percentage as permitted by law) of the Fund's Managed Assets after such borrowings and/or issuance. The Fund may borrow from banks and other financial institutions. With respect to certain of its derivative positions, the Fund intends to maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act.

      Any Leverage would have complete priority upon distribution of assets over Common Shares. The issuance of Leverage would leverage the Common Shares. Although the timing and other terms of the offering of Leverage (other than any derivative transactions) would be determined by the Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage offering in securities consistent with the Fund's investment objective and policies. If Preferred Shares are issued, they may pay dividends based on fixed rates, floating or adjustable rates or auction rates. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage, after taking expenses into consideration, the Leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

      Leverage creates risk for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of Leverage, the Fund's return will be greater than if Leverage had not been used. Conversely, if the total return derived from securities purchased with proceeds received from the use of Leverage is less than the cost of Leverage, the Fund's return will be less than if Leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Advisor anticipates that it will be able to invest the proceeds from Leverage at a higher rate of return than the costs of Leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Managed Assets, including proceeds from borrowings for Leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing Leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of Leverage creates risks and involves special considerations.

      The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In connection with this authorization, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

      The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Furthermore, the 1940 Act grants, in certain circumstances, to the lenders to the Fund, certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings as soon as practicable. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities and/or any Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act or the Fund's investment objective and policies.

      Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two consecutive years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

      The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

      With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change its Advisor, Sub-Advisor, investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; and (viii) create, incur, assume or permit to exist certain specific types of debt. In addition, the Credit Agreements may contain covenants relating to asset coverage and portfolio composition requirements. Covenants contained in the Credit Agreements may place additional restrictions on the Fund's ability to invest, which could impact Fund performance.

      Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreements' covenants. In addition, the Credit Agreements may not permit the Fund to declare dividends or make other distributions or purchase or redeem Common Shares or Preferred Shares at any time that any event of default under the Credit Agreements has occurred and is continuing.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. The Board of Trustees sets broad policies for the Fund and chooses the Fund's officers. The Board of Trustees is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. The officers of the Fund serve indefinite terms. The following is a list of the

Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                 NUMBER OF             OTHER
                                                  TERM OF OFFICE(2)                            PORTFOLIOS IN       DIRECTORSHIPS
                                                   AND YEAR FIRST                               FUND COMPLEX           HELD BY
NAME, ADDRESS AND DATE OF   POSITION AND OFFICES     ELECTED OR      PRINCIPAL OCCUPATIONS      OVERSEEN BY        TRUSTEE DURING
           BIRTH                 WITH FUND           APPOINTED      DURING THE PAST 5 YEAR        TRUSTEE         THE PAST 5 YEARS

Trustee who is an Interested
Person of the Fund
----------------------------

James A. Bowen(1)            President,           o Class III       Chief Executive            67 Portfolios      Trustee of
120 East Liberty Drive,      Chairman of the        (3)(4)          Officer (December                             Wheaton College
   Suite 400                 Board, Chief                           2010 to Present),
Wheaton, IL 60187            Executive                              President (prior to
D.O.B.: 09/55                Officer and          o 2011            and including
                             Trustee                                December 2005 to
                                                                    December 2010), First
                                                                    Trust Advisors L.P.
                                                                    and First Trust
                                                                    Portfolios L.P.;
                                                                    Chairman of the Board
                                                                    of Directors, BondWave LLC
                                                                    (Software Development
                                                                    Company/Investment
                                                                    Advisor) and Stonebridge
                                                                    Advisors LLC (Investment
                                                                    Advisor)

Trustees who are not
Interested Persons of the Fund
------------------------------

Richard E. Erickson          Trustee              o Class II        Physician; President,      67 Portfolios      None
c/o First Trust Advisors                            (3)(4)          Wheaton Orthopedics;
  L.P.                                                              Co-owner and
120 East Liberty Drive,                                             Co-Director (January
  Suite 400                                       o 2011            1996 to May 2007),
Wheaton, IL 60187                                                   Sports Med Center for
D.O.B.: 04/51                                                       Fitness; Limited
                                                                    Partner, Gundersen
                                                                    Real Estate Limited
                                                                    Partnership; Member,
                                                                    Sportsmed LLC

Thomas R. Kadlec             Trustee              o Class II        President (March 2010      67 Portfolios      Director of ADM
c/o First Trust Advisors                            (3)(4)          to Present), Senior                           Investor Services,
  L.P.                                                              Vice President and                            Inc. and ADM
120 East Liberty Drive,                           o 2011            Chief Financial                               Investor Services
  Suite 400                                                         Officer (May 2007                             International
Wheaton, IL 60187                                                   to March 2010),
D.O.B.: 11/57                                                       Vice President
                                                                    and Chief Financial
                                                                    Officer (1990 to
                                                                    May 2007), ADM
                                                                    Investor Services,
                                                                    Inc. (Futures
                                                                    Commission Merchant)

Robert F. Keith              Trustee              o Class I         President (2003 to         67 Portfolios      None
c/o First Trust Advisors                            (3)(4)          Present), Hibs
  L.P.                                                              Enterprises
120 East Liberty Drive,                           o 2011            (Financial and
  Suite 400                                                         Management
Wheaton, IL 60187                                                   Consulting)
D.O.B.: 11/56


                                      -27-


                                                                                                 NUMBER OF             OTHER
                                                  TERM OF OFFICE(2)                            PORTFOLIOS IN       DIRECTORSHIPS
                                                   AND YEAR FIRST                               FUND COMPLEX           HELD BY
NAME, ADDRESS AND DATE OF   POSITION AND OFFICES     ELECTED OR      PRINCIPAL OCCUPATIONS      OVERSEEN BY        TRUSTEE DURING
           BIRTH                 WITH FUND           APPOINTED      DURING THE PAST 5 YEAR        TRUSTEE         THE PAST 5 YEARS

Niel B. Nielson              Trustee              o Class III       President (2002 to         67 Portfolios      Director of
c/o First Trust Advisors                            (3)(4)          Present), Covenant                            Covenant
  L.P.                                                              College                                       Transport Inc.
120 East Liberty Drive,                           o 2011
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

Officers of the Fund
------------------------------

Mark R. Bradley              Treasurer, Chief     o Indefinite     Chief Financial             N/A                N/A
120 East Liberty Drive       Financial              term           Officer and Chief
  Suite 400                  Officer and                           Operating Officer
Wheaton, IL 60187            Chief Accounting                      (December 2010 to
D.O.B.: 11/57                Officer              o 2011           Present), First Trust
                                                                   Advisors L.P. and
                                                                   First Trust
                                                                   Portfolios L.P.;
                                                                   Chief Financial
                                                                   Officer, BondWave LLC
                                                                   (Software Development
                                                                   Company/Investment
                                                                   Advisor) and
                                                                   Stonebridge Advisors
                                                                   LLC (Investment Advisor)

Erin E. Chapman              Assistant            o Indefinite     Assistant General           N/A                N/A
120 East Liberty Drive       Secretary              term           Counsel (October 2007
  Suite 400                                                        to Present),
Wheaton, IL 60187                                 o 2011           Associate Counsel
D.O.B.: 08/76                                                      (March 2006 to
                                                                   October 2007), First
                                                                   Trust Advisors L.P.;
                                                                   Associate Attorney
                                                                   (November 2003 to
                                                                   March 2006) Doyle &
                                                                   Bolotin, Ltd.

James M. Dykas               Assistant            o Indefinite     Controller (January         N/A                N/A
120 East Liberty Drive       Treasurer              term           2011 to Present),
  Suite 400                                                        Senior Vice President
Wheaton, IL 60187                                 o 2011           (April 2007 to
D.O.B.: 01/66                                                      Present), Vice
                                                                   President (January
                                                                   2005 to April 2007),
                                                                   First Trust Advisors
                                                                   L.P. and First Trust
                                                                   Portfolios L.P.

Christopher R. Fallow        Assistant Vice       o Indefinite     Assistant Vice              N/A                N/A
120 East Liberty Drive       President              term           President (August
  Suite 400                                                        2006 to Present),
Wheaton, IL 60187                                 o 2011           Associate (January
D.O.B.: 04/79                                                      2005 to August 2006),
                                                                   First Trust Advisors
                                                                   L.P. and First Trust
                                                                   Portfolios L.P.

W. Scott Jardine             Secretary            o Indefinite     General Counsel,            N/A                N/A
120 East Liberty Drive                              term           First Trust Advisors L.P.,
  Suite 400                                                        First Trust Portfolios L.P.
Wheaton, IL 60187                                 o 2011           and BondWave LLC
D.O.B.: 05/60                                                      (Software Development
                                                                   Company/Investment
                                                                   Advisor); Secretary of
                                                                   Stonebridge Advisors LLC
                                                                   (Investment Advisor)


                                      -28-


                                                                                                 NUMBER OF             OTHER
                                                  TERM OF OFFICE(2)                            PORTFOLIOS IN       DIRECTORSHIPS
                                                   AND YEAR FIRST                               FUND COMPLEX           HELD BY
NAME, ADDRESS AND DATE OF   POSITION AND OFFICES     ELECTED OR      PRINCIPAL OCCUPATIONS      OVERSEEN BY        TRUSTEE DURING
           BIRTH                 WITH FUND           APPOINTED      DURING THE PAST 5 YEAR        TRUSTEE         THE PAST 5 YEARS

Daniel J. Lindquist          Vice President       o Indefinite     Senior Vice President       N/A                N/A
120 East Liberty Drive                              term           (September 2005 to
  Suite 400                                                        Present), First Trust
Wheaton, IL 60187                                 o 2011           Advisors L.P. and
D.O.B.: 02/70                                                      First Trust
                                                                   Portfolios L.P.

Coleen D. Lynch              Assistant Vice       o Indefinite     Assistant Vice              N/A                N/A
120 East Liberty Drive       President              term           President (January
  Suite 400                                                        2008 to Present),
Wheaton, IL 60187                                 o 2011           First Trust Advisors
D.O.B.: 07/58                                                      L.P. and First Trust
                                                                   Portfolios L.P.; Vice
                                                                   President (May 1998
                                                                   to January 2008), Van
                                                                   Kampen Asset Management and
                                                                   Morgan Stanley Investment
                                                                   Management

Kristi A. Maher              Assistant            o Indefinite     Deputy General              N/A                N/A
120 East Liberty Drive       Secretary and          term           Counsel (May 2007 to
  Suite 400                  Chief Compliance                      Present), Assistant
Wheaton, IL 60187            Officer              o 2011           General Counsel
D.O.B.: 12/66                                                      (March 2004 to May
                                                                   2007), First Trust
                                                                   Advisors L.P. and First
                                                                   Trust Portfolios L.P.
--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors, the investment advisor of the Fund.

(2) Officer positions with the Fund have an indefinite term.

(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Class I Trustee serves an initial term until the         annual shareholder meeting subsequent to his
      election called for the purpose of electing Trustees.

      - Class II Trustees serve an initial term until the         succeeding annual shareholder meeting called
      for the purpose of electing Trustees.

      - Class III Trustees serve an initial term until the         succeeding annual shareholder meeting
      called for the purpose of electing Trustees.

(4) Each Trustee has served in such capacity since the Fund's inception.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund and First Defined Portfolio Fund, LLC, open-end funds with two and eight portfolios, respectively, advised by First Trust Advisors; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust

Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds with 44 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Fund (other than Christopher Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Fallow, Assistant Vice President of the Fund, serves in the same position for all of the closed-end funds in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund's business.

      Annually, the Board of Trustees will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund's business. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Fund's Board of Trustees is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as both the Chief Executive Officer for each First Trust Fund and the Chairman of each Board in the First Trust Fund Complex.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent

Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term (through December 31, 2011) or until his successor is selected. Niel B. Nielson currently serves as the Lead Independent Trustee.

      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson and Mr. Bowen are members of the Executive Committee.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. The Board of Trustees has also adopted a mandatory retirement age of 72. When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable First Trust Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth;
(iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing agents and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and since 2010) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009) and currently serves as Chairman of the Audit Committee (since 2010) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the

Audit Committee (2008 - 2009) of the First Trust Funds and currently serves as Chairman of the Nominating and Governance Committee (since 2010) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as the President of Covenant College since 2002. Mr. Nielson formerly served as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and currently serves as Lead Independent Trustee (since 2010) of the First Trust Funds.

      James A. Bowen is President and Chief Executive Officer of the First Trust Funds and President of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served on the Board of Trustees for Wheaton College since October 2005. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, Trustees were elected for an initial term. The Class I Trustee will serve until the succeeding annual meeting subsequent to his initial election; Class II Trustees will serve until the succeeding annual meeting subsequent to their initial election; and Class III Trustees will serve until the succeeding annual meeting subsequent to their initial election. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

      Each trust in the First Trust Fund Complex pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-advisor or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. In addition, for all the trusts in the First Trust Fund Complex, Mr. Nielson is paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Dr. Erickson is paid annual compensation of $2,500 to serve as chairman of the Valuation Committee and Mr. Keith is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. Each chairman and the Lead Independent Trustee will serve a two year term expiring December 31, 2011 before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The annual compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the Trustees and estimated total compensation to be paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who are "interested persons" as designated above serve without any compensation from the Fund.

                                                                            ESTIMATED TOTAL
                                                                             COMPENSATION
                                        ESTIMATED AGGREGATE                  FROM FUND AND
 NAME OF TRUSTEE                    COMPENSATION FROM FUND (1)              FUND COMPLEX(2)
 James A. Bowen                               $0                                $0
 Richard E. Erickson                          $                                 $
 Thomas R. Kadlec                             $                                 $
 Robert F. Keith                              $                                 $
 Niel B. Nielson                              $                                 $
--------------------

(1) The compensation estimated to be paid by the Fund to the Trustees for the first full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Defined Portfolio Fund, LLC, an open-end fund (with eight portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund, the First Trust Active Dividend Income Fund and the First Trust High Income Long/Short Fund.

      The Fund has no employees. Its officers are compensated by First Trust Advisors. The shareholders of the Fund will elect certain Trustees for a three-year term at the next annual meeting of shareholders.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by
the Trustees in the First Trust Fund Complex as of              , 2011:

                                                                           AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN
                                         DOLLAR RANGE OF              ALL REGISTERED INVESTMENT COMPANIES
                                        EQUITY SECURITIES                   OVERSEEN BY TRUSTEE IN
TRUSTEE                                    IN THE FUND                     FIRST TRUST FUND COMPLEX
James A. Bowen                               None                              $50,001 - $100,000
Richard E. Erickson                          None                              Over $100,000
Thomas R. Kadlec                             None                              Over $100,000
Robert F. Keith                              None                              Over $100,000
Niel B. Nielson                              None                              Over $100,000

      As of      , 2011, the Trustees of the Fund who are not "interested
persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of      , 2011, First Trust Portfolios L.P. owned both beneficially and of record all of the Common Shares of the Fund. First Trust Portfolios L.P. is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $42 billion in assets which it managed or supervised as of December 31, 2010. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by the James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors is advisor or sub-advisor to 20 mutual funds, four exchange-traded funds consisting of 44 series and 15 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974, and to date, more than $150 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus.

      In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Investment Management Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees' approval of the Investment Management and Sub-Advisory Agreements will be available in the Fund's annual report for the fiscal period ending , 2011.

CODE OF ETHICS

      The Fund, the Advisor and the Sub-Advisor have each adopted codes of ethics that comply with Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the applicable code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the SEC's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

                                  SUB-ADVISOR

      Energy Income Partners serves as the Fund's Sub-Advisor. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

      Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment Advisor and serves as investment Advisor or portfolio supervisor to investment portfolios with approximately $715 million of assets as of December 31, 2010.

      Energy Income Partners is a Delaware limited liability company and an SEC Registered Investment Advisor, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related master limited partnerships and other high payout securities in the energy sector. In addition to serving as Sub-Advisor to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and one private registered investment company for high net worth individuals and institutions. Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers. Energy Income Partners currently has a staff of seven persons.

      First Trust Capital Partners, LLC, an affiliate of the Advisor, purchased, through a wholly-owned subsidiary, a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, a Delaware limited liability company and affiliate of the Sub-Advisor.

      James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left

Pequot Capital and re-established Energy Income. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

      Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with Energy Income Partners since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during Energy Income Partners' affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

      Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

      Saul Ballesteros is the Head of Trading and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

------------------------------ --------------------------------------------------------------------------------------
                                         NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                              AS OF DECEMBER 31, 2010
------------------------------ --------------------------- ------------------------------ --------------------------
                                 REGISTERED INVESTMENT             OTHER POOLED                OTHER ACCOUNTS
                                       COMPANIES
                                 (OTHER THAN THE FUND)          INVESTMENT VEHICLES
------------------------------ --------------------------- ------------------------------ --------------------------
                               Number:                           Number:                    Number:
                               Assets:  $                        Assets:  $                 Assets:  $
------------------------------ --------------------------- ------------------------------ --------------------------

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the potential conflicts described below.

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

      With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of such fund or other account(s) involved.

      The Sub-Advisor, the Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      Pursuant to the Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Fund, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees, as set forth in the Fund's Prospectus. The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

      The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the common shareholders of the Fund.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Sub-Advisor. The Proxy Voting Guidelines of the Sub-Advisor are set forth in Appendix B to this Statement of Additional Information.

      Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the SEC's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (i) determine each client's trading requirements; (ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client confidentiality and proprietary information inherent in the decision to trade; and (v) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Advisor may also consider the following when deciding on allocations: (i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration of Trust initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

      The Fund intends to apply to list the Common Shares on the , under the symbol " ." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following this offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without prior approval of the Common Shareholders, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Trustees.

BORROWINGS

      The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. The Fund may borrow from banks and other financial institutions.

      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by the guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities and/or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings as soon as practicable. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders in certain circumstances could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration of Trust further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Fund or its shareholders for any act, omission, or obligation of the Fund. A present or former Trustee, officer or employee of the Fund is not liable to the Fund or its shareholders for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else and is not liable for errors of judgment or mistakes of fact or law.

      The Declaration of Trust requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

      The Declaration of Trust also clarifies that any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Declaration of Trust requires a shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration of Trust gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Trustees may amend the Declaration of Trust in any respect without shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, Trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

      The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the Trustees, the Board may from time to time be increased or decreased. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees to the extent permitted by the 1940 Act. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the

Declaration of Trust relating to the election and removal of Trustees may be amended only by vote of two-thirds of the Trustees then in office.

      Generally, the Declaration of Trust requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (i) a conversion of the Fund from a closed-end to an open-end investment company; (ii) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (iii) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (iv) in certain circumstances, a termination of the Fund; (v) removal of Trustees by shareholders; or (vi) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items
(i), (ii) and (iii) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (i) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Furthermore, in the case of items (ii) or (iii) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of Section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class, provided that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if two-thirds of the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

      The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

      Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor and any corporate finance services and consulting agent that the Advisor may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions, among other things. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of the Common

Shares from the Exchange, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or
(iii) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by a Majority Shareholder Vote, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the Exchange. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                           FEDERAL INCOME TAX MATTERS

      This section summarizes certain U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

      The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Common Shareholders.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships, and (c) not more than 25% of the value of its total assets is invested in certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year. Recent legislation would allow certain exceptions for failure to otherwise qualify if the failure is for reasonable cause or is de minimus.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its Common Shareholders. The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the 4% excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to reasonable cause and de minimus exceptions provided in recent legislation, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to Common Shareholders as dividend income, which, in general and subject to limitations under the Code, under current law will constitute qualified dividend income in the case of individual shareholders in taxable years beginning on or before December 31, 2012, and would be eligible for the corporate dividends received deduction. Before qualifying as a regulated investment company again, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges).

DISTRIBUTIONS

      Distributions paid out of the Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a Common Shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Common Shares. However, if the Fund holds certain equity securities, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period and other requirements are satisfied by both the Fund and the shareholder and provided the dividends are attributable to "qualified dividends" received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. Dividends received by the Fund from real estate investment trusts and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a Common Shareholder as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Fund. Common Shareholders receiving distributions in the form of additional Common Shares, rather than cash, generally will have a cost basis in each such share equal to the value of a Common Share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder's tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder's basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

      Under the Fund's dividend reinvestment plan (the "Plan"), if a Common Shareholder owns Common Shares in his or her own name, the Common Shareholder will have all dividends (including any capital gain dividends) automatically reinvested in additional Common Shares unless the Common Shareholder opts out of the Plan by delivering a written notice to the Paying Agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan" in the prospectus. If a Common Shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distributions in Common Shares acquired on behalf of the Common Shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the Common Shareholder had elected to receive cash. If a Common Shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued Common Shares of the Fund, the Common Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the Common Shares the Common Shareholder receives.

The Common Shareholder will have an adjusted basis in additional Common Shares purchased through the Plan equal to the amount of the taxable distribution. The additional Common Shares will have a new holding period commencing on the day following the day on which the Common Shares are credited to the Common Shareholder's account.

      A Common Shareholder may elect not to have all dividends automatically reinvested in additional Common Shares pursuant to the Plan. If a Common Shareholder elects not to participate in the Plan, such Common Shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a Common Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares of the Fund.

      Common Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the value of those shares.

      Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

MULTIPLE CLASSES OF SHARES

      The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both Common Shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of Common Shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

SALE OR EXCHANGE OF COMMON SHARES OF THE FUND

      Upon the sale or other disposition of Common Shares of the Fund, which a Common Shareholder holds as a capital asset, a Common Shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the Common Shareholder's holding period for the Common Shares. Generally, a Common Shareholder's gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that Common Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Common Shares or to the extent that the Common Shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In this case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Common Shareholder on a disposition of Common Shares of the Fund held by the Common Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the Common Shareholder with respect to the Common Shares.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the regulated investment company rules. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

      Certain Canadian Income Equities and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

      Investing in Below Investment Grade Securities. The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      Foreign Currency Transactions. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to Common Shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its Common Shareholders in future years.

      Investments in Non-U.S. Securities. The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its Common Shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that Common Shareholders will not be entitled to any deduction or credit for such taxes on their own tax returns.

      Original Issue Discount And Market Discount. The Fund may invest in instruments with original issue discount or market discount. In the case of original issue discount instruments, the Fund will be required to accrue taxable income without necessarily receiving payments on the instruments, and the amount of original issue discount will be included in determining the amount of income that the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and the nondeductible 4% excise tax. In regard to instruments with market discount, the

Fund may make an election to accrue the market discount over the term of the instrument. If the Fund holds original issue discount instruments or the Fund makes the election to accrue market discount, the Fund may be required to distribute income in excess of the cash it has received. If the Fund does not make the election to accrue market discount on a current basis, Common Shareholders who redeem their Common Shares prior to the time the market discount instruments are sold or mature may receive the economic benefit of such instruments accrual of market discount, but the Common Shareholders who redeem or sell their Common Shares after the time the market discounts instruments are sold or mature may bear the economic burden of the taxes on such market discount.

      Investment in Securities of Uncertain Tax Character. The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

      Investments in Certain Foreign Corporations. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Common Shareholders. The Fund will not be able to pass through to its Common Shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could mitigate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

USE OF LEVERAGE

      If the Fund utilizes leverage through borrowing or issuing Preferred Shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its Common Shares. Such a limitation or suspension could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Common Shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2013, when the percentage will revert to 31% unless amended by Congress. Certain Common Shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Common Shareholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a Common Shareholder who, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Common Shareholder.

      Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), except in the case of any excess inclusion income allocated to the non-U.S. shareholder (see "Federal Income Tax Matters--Nature of the Fund's Investments"), which tax is generally withheld from such distributions, subject to certain exceptions described below. Under current law, this U.S. withholding tax is imposed on dividends paid by regulated investment companies even to the extent that the dividends are paid out of ''portfolio interest'' income or short-term capital gains that would not have been subject to U.S. withholding tax if they had been received directly by a foreign shareholder. For dividends paid by regulated investment companies in taxable years beginning before January 1, 2012, such ''interest-related dividends'' and ''short-term capital gain dividends'' satisfying certain requirements were exempt from the withholding tax.

      Except as described below in regard to distributions after 2012, distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's Common Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Common Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

      Distributions After 2012. In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. Shareholders, distributions after December 31, 2012 to non-U.S. Shareholders that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures or forward contract or option) in such securities, partnership interests or commodities.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2012 will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner.

ALTERNATIVE MINIMUM TAX

      As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.

LOSS TRANSACTIONS

      Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Common Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, Common Shareholders of regulated investment companies are not excepted. A stockholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these Treasury regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Common Shareholders should consult with their tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds or indices. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor's Index of 500 Stocks, the DJIA, Nasdaq Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

      The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

                 ERV = P(1+T)/n/

      Where P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                 ATV/D/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years
       ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                 ATV/DR/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions and redemption)
            n = number of years
      ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2 [( a-b/cd +1)/6/ - 1]

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per share on the last day of the period
Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Statement of Assets and Liabilities of the Fund as of       , 2011,
appearing in this Statement of Additional Information has been audited by   , an
independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given
upon their authority as experts in accounting and auditing.          audits and
reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so
by the Fund. The principal business address of              is                 .

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

                             ,  serves as custodian for the Fund. As such,
                                  has custody of all securities and cash of the
Fund and attends to the collection of principal and income and payment for and
collection of proceeds of securities bought and sold by the Fund.         serves
as administrator and accountant for  the  Fund. As  such,       provides certain
accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative
services.                                    , is the transfer agent, registrar,
dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.


                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of First Trust Energy Infrastructure Fund







Chicago, Illinois
          ,  2011

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                               , 2011

                       FIRST TRUST ENERGY INFRASTRUCTURE FUND

                                   COMMON SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                                                , 2011

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      Standard & Poor's Ratings Group -- A brief description of the applicable Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation; and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

      The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

      An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

      The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

      The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

      Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

      The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

NR

         Not rated.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

      Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA,' 'AA,' 'A,' 'BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

      Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Chapter 1 Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      - Chapter 2 Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:
SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT RATINGS

Aaa

      Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

      Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

      Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

      Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

      Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

      Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

      Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

      Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

      Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand. COMMERCIAL PAPER

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

      Fitch Ratings Ltd.-- A brief description of the applicable Fitch Ratings Ltd. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

      International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

      International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

      Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

      Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

      Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

      International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

      International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1

      Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

      Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

      Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

      Default. Denotes actual or imminent payment default. Notes to Long-term and Short-term ratings:

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC,' or to Short-term ratings other than 'F1'.

      'NR' indicates that Fitch does not rate the issuer or issue in question.

      'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B


                          ENERGY INCOME PARTNERS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

      If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

      Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

      o     ensuring that proxies are voted in the best interest of clients;

      o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

      o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities; and

      o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.


ENGAGEMENT OF INSTITUTIONAL SHAREHOLDER SERVICES INC.

Group

      With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged Institutional Shareholder Services Inc. ("ISS"), formerly known as RiskMetrics Group, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

Conflicts of Interest in Proxy Voting

      There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

      EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS's own pre-existing proxy voting guidelines.

Disclosure on How Proxies Were Voted

      EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

      It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

Proxy Materials

      EIP personnel will instruct custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations

      In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

      * Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

      * Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

      * Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

OVERSIGHT OF POLICY

      The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.

RECORDKEEPING ON PROXIES

      It is the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

      o     a copy of EIP's proxy voting policies and procedures;

      o a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC's EDGAR system to satisfy this requirement);

      o a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);

      o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

      o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures; and

      o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

      The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

      For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

                           PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.    Financial Statements:

      Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-effective Amendment to the Registration Statement.

2.    Exhibits:

a.    Declaration of Trust dated February 22, 2011.

b.    By-Laws of Fund.*

c.    None.

d.    None.

e.    Terms and Conditions of the Dividend Reinvestment Plan.*

f.    None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.*

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Energy Income Partners, LLC.*

h.1   Form of Underwriting Agreement.*

i.    None.

j.    Form of Custodian Services Agreement between Registrant and Fund
      Custodian.*

k.1 Form of Transfer Agency Services Agreement between Registrant and Fund Transfer Agent.*

k.2   Form of Administration and Accounting Services Agreement.*

l.1   Opinion and consent of Chapman and Cutler LLP.*

l.2   Opinion and consent of Bingham McCutchen LLP.*

m.    None.

n.    Consent of Independent Registered Public Accounting Firm.*

o.    None.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.*

q.    None.

r.1   Code of Ethics of Registrant.*

r.2   Code of Ethics of First Trust Portfolios L.P.*

r.3   Code of Ethics of First Trust Advisors L.P.*

r.4.  Code of Ethics of Energy Income Partners, LLC.*

s.    Powers of Attorney.*

--------------------------------------------------------------------------------

*     To be filed by amendment.


Item 26: Marketing Arrangements

         [TO COME]

Item 27:  Other Expenses of Issuance and Distribution

---------------------------------------------------------- --------------------
Securities and Exchange Commission Fees                    $2.32
---------------------------------------------------------- --------------------
Financial Industry Regulatory Authority, Inc. Fees         $ *
---------------------------------------------------------- --------------------
Printing and Engraving Expenses                            $ *
---------------------------------------------------------- --------------------
Legal Fees                                                 $ *
---------------------------------------------------------- --------------------
Listing Fees                                               $ *
---------------------------------------------------------- --------------------
Accounting Expenses                                        $ *
---------------------------------------------------------- --------------------
Blue Sky Filing Fees and Expenses                          $ *
---------------------------------------------------------- --------------------
Miscellaneous Expenses                                     $ *
---------------------------------------------------------- --------------------
Total                                                      $ *
---------------------------------------------------------- --------------------
* To be completed by amendment


Item 28: Persons Controlled by or under Common Control with Registrant

    Not applicable.


Item 29: Number of Holders of Securities

    At __________, 2011

----------------------------------------- --------------------------------------
Title of Class                            Number of Record Holders
----------------------------------------- --------------------------------------
Common Shares, $0.01 par value            *
----------------------------------------- --------------------------------------
* To be completed by amendment

Item 30: Indemnification

Section 9.5 of the Registrant's Declaration of Trust provides as follows:

      Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

      No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

      To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.


Item 31: Business and Other Connections of Investment Advisers

      (a) First Trust Advisors L.P. ("First Trust Advisors") serves as investment advisor to the Registrant and the First Defined Portfolio Fund, LLC and also serves as advisor or sub-advisor to 20 mutual funds, four exchange-traded funds consisting of 44 series and 14 other closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("First Trust Portfolios" or "FTP"). The principal address of First Trust Portfolios is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Information as to Other Business, Profession, Vocation or Employment During Past Two Years of the Officers and Directors of First Trust Advisors is as follows:

NAME AND POSITION WITH FIRST TRUST                         EMPLOYMENT DURING PAST TWO YEARS

James A. Bowen, Managing Director/Chief                    Managing Director/Chief Executive Officer (December 2010 to Present),
Executive Officer                                          Managing Director/President (prior to and including December 2008 to December 2010), FTP; Chairman of the Board of Directors,
                                                           BondWave LLC and Stonebridge Advisors LLC

Ronald D. McAlister, Managing Director                     Managing Director, FTP

Mark R. Bradley, Chief Financial Officer, Chief            Chief Financial Officer, Chief Operating Officer and Managing Director
Operations Officer and Managing Director                   (December 2010 to Present), Managing Director (prior to and including December 2008 to December 2010), FTP; Chief Financial
                                                           Officer, BondWave LLC and Stonebridge Advisors LLC

Robert F. Carey, Chief Investment Officer and              Senior Vice President, FTP
Senior Vice President

W. Scott Jardine, General Counsel                          General Counsel, FTP and BondWave LLC;
                                                           Secretary of Stonebridge  Advisors LLC

Kristi A. Maher, Deputy General Counsel                    Deputy General Counsel, FTP

Erin Chapman, Assistant General Counsel                    Assistant General Counsel, FTP

John Vasko, Assistant General Counsel                      Assistant General Counsel, FTP

Amy Lum, Assistant General Counsel                         Assistant General Counsel, FTP since November 2010; Of Counsel,
                                                           The Law Offices of Beau T. Greiman, August 2009 to March 2010;
                                                           Associate, Perkins Coie, April 2008 to August 2009

Lisa Weier, Assistant General Counsel                      Assistant General Counsel, FTP since January 2011, Associate, Chapman and Cutler LLP

R. Scott Hall, Managing Director                           Managing Director, FTP

Andrew S. Roggensack, Managing Director/President          Managing Director/President (December 2010 to Present), Managing
                                                           Director (prior to and including December 2008 to December 2010), FTP





NAME AND POSITION WITH FIRST TRUST                         EMPLOYMENT DURING PAST TWO YEARS

Kathleen Brown, Senior Vice President and Chief            Senior Vice President and CCO
Compliance Officer

Elizabeth H. Bull, Senior Vice President                   Senior Vice President, FTP

Christopher L. Dixon, Senior Vice President                Senior Vice President, FTP

Jane Doyle, Senior Vice President                          Senior Vice President, FTP

James M. Dykas, Senior Vice President                      Senior Vice President, FTP

Jon C. Erickson, Senior Vice President                     Senior Vice President, FTP

Ken Fincher, Senior Vice President                         Senior Vice President, FTP

Kenneth N. Hass, Senior Vice President                     Senior Vice President, FTP

Jason T. Henry, Senior Vice President                      Senior Vice President, FTP

Daniel J. Lindquist, Senior Vice President                 Senior Vice President, FTP

David G. McGarel, Senior Vice President                    Senior Vice President, FTP

Mitchell Mohr, Senior Vice President                       Senior Vice President, FTP

Robert M. Porcellino, Senior Vice President                Senior Vice President, FTP

Alan M. Rooney, Senior Vice President                      Senior Vice President, FTP

Roger F. Testin, Senior Vice President                     Senior Vice President, FTP

Kyle Baker, Vice President                                 Vice President, FTP

Christina Knierim, Vice President                          Vice President, FTP

Todd Larson, Vice President                                Vice President, FTP

Ronda L. Saeli-Chiappe, Vice President                     Vice President, FTP

Stan Ueland, Vice President                                Vice President, FTP

Katherine Urevig, Vice President                           Vice President, FTP

Brad Bradley, Assistant Vice President                     Assistant Vice President, FTP

Katie D. Collins, Assistant Vice President                 Assistant Vice President, FTP

Chris Fallow, Assistant Vice President                     Assistant Vice President, FTP

Kristen Johanneson, Assistant Vice President               Assistant Vice President, FTP





NAME AND POSITION WITH FIRST TRUST                         EMPLOYMENT DURING PAST TWO YEARS

Coleen D. Lynch, Assistant Vice President                  Assistant Vice President, FTP

Omar Sepulveda, Assistant Vice President                   Assistant Vice President, FTP

John H. Sherren, Assistant Vice President                  Assistant Vice President, FTP

Brian Wesbury, Chief Economist                             Chief Economist, FTP

Rob Stein, Senior Economist                                Senior Economist, FTP


      (b) Sub-Advisor. Energy Income Partners, LLC serves as an investment sub-advisor of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Advisor" in the Statement of Additional Information; and (ii) the Form ADV of Energy Income Partners, LLC (File No. 801-66907) filed with the Commission, all of which are incorporated herein by reference.


Item 32: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.


Item 33: Management Services

Not applicable.


Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.


3.    Not applicable.


4. The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
      Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(c) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(d) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

      The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.    The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 25th day of February, 2011.

                                         FIRST TRUST ENERGY INFRASTRUCTURE FUND



                                         By:        /s/ James A. Bowen
                                              ---------------------------------
                                              James A. Bowen, President,
                                              Chairman of the Board, Chief
                                              Executive Officer and Trustee


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

--------------------------------------- ------------------------------------- ------------------------------------
Signature                               Title                                 Date
--------------------------------------- ------------------------------------- ------------------------------------
/s/ James A. Bowen                      President, Chairman of the Board,     February 25, 2011
---------------------------------       Chief Executive Officer and Trustee
 James A. Bowen                         (Principal Executive Officer)
--------------------------------------- ------------------------------------- ------------------------------------
/s/ Mark R. Bradley                     Chief Financial Officer and           February 25, 2011
---------------------------------       Treasurer (Principal Financial and
 Mark R. Bradley                        Accounting Officer)
--------------------------------------- ------------------------------------- ------------------------------------

                               INDEX TO EXHIBITS

a.       Declaration of Trust dated February 22, 2011.